INFORMATION STATEMENT PURSUANT TO
              SECTION 14(c) OF THE SECURITIES EXCHANGE ACT OF 1934


Check the appropriate box:
[X]  Preliminary Information Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by Rule
     14c-5(d)(2)
[ ]  Definitive Information Statement



                                  EDUVERSE.COM
                            -------------------------
                (Name of Registrant as Specified in its Charter)

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


                                  EDUVERSE. COM
                          435 Martin Street, Suite 2000
                            Blaine, Washington 98230


                              INFORMATION STATEMENT
                                      Dated
                                  May 30, 2002


                                     GENERAL

     This Information Statement is being circulated to the shareholders of Eduverse.com, a Nevada corporation (the "Company") in connection with the taking of corporate action without a meeting upon the written consent of the holders of a majority of the outstanding shares of the Company's $0.001 par value common stock (the "Common Stock").

     WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

     As more completely described below, the matters upon which action is proposed to be taken are: (i) to approve a share exchange agreement dated May 9, 2002 (the "Share Exchange Agreement") among the Company, GeneMax Pharmaceuticals Inc. ("GeneMax"), the shareholders of GeneMax and Investor Communications International, Inc. ("ICI"), the related conversion of loan to equity interest by the Company in GeneMax, and the resulting change in control of the Company;
(ii) to approve an amendment to the Articles of Incorporation to effectuate a name change of the Company to "GeneMax Corp."; (iii) to approve the 2002 qualified stock option plan for key personnel of the Company (the "Stock Option Plan"), which includes approval of the grant of options pursuant to a stock option plan agreement and the grant of incentive stock options pursuant to an incentive stock option plan agreement; (iv) to amend the Company's bylaws to change the number of directors of the Company to consist of one (1) to ten (10);
(v) to approve the election of ten directors to serve as directors of the Company until the next annual meeting of the Company's shareholders or until their successor has been elected and qualified, and (vi) to ratify the selection of auditors for the fiscal year ending December 31, 2002.

     The date, time and place at which action is to be taken by written consent on the matters to be acted upon, and at which consents are to be submitted, is July 5, 2002, at 10:00 a.m. (Pacific Time) at 435 Martin Street, Suite 2000, Blaine, Washington 98230.

     This information statement is being first sent or given to security holders on approximately June 14, 2002.


                       VOTING SECURITIES AND VOTE REQUIRED

     On May 15, 2002, the Board of Directors authorized and approved, subject to shareholder approval, certain corporate actions, which the Board of Directors deemed to be in the best interests of the Company and its shareholders. The Board of Directors further authorized the preparation and circulation of this information statement and a shareholder's consent to the holders of a majority of the outstanding shares of the Company's Common Stock.

     As of May 15, 2002, there are 3,000,000 shares of the Company's Common Stock outstanding, and each share of Common Stock is entitled to one vote. The consent of shareholders holding at least 1,500,001 of the Common Stock is necessary to approve the matters being considered. Except for the Common Stock there is no other class of voting securities outstanding at this date. The record date for determining shareholders entitled to vote or give consent is May 15, 2002.

     The matters upon which action is proposed to be taken are: (i) the approval of the Share Exchange Agreement among the Company, GeneMax, the shareholders of GeneMax and ICI, the related conversion of loan to equity interest by the Company in GeneMax, and the resulting change in control of the Company; (ii) the approval of an amendment to the Articles of Incorporation to effectuate a name change of the Company to "GeneMax Corp."; (iii) the approval of the adoption of the Stock Option Plan for key personnel of the Company, which includes the approval of the grant of options pursuant to a stock option plan agreement and the grant of incentive stock options pursuant to an incentive stock option plan agreement; (iv)) the approval of an amendment to the Bylaws to provide for a board of directors of one (1) to ten (10); (v) the approval of the election of the following persons to serve as directors of the Company until the next annual meeting of the Company's shareholders or until their successor has been elected and qualified: Grant Atkins, Norman J.R. MacKinnon, Stephen Jewett, Ronald L. Handford, Dr. Wildred Jeffries, James D. Davidson, Julia Levy, Calvin R. Stiller, Alan P. Lindsay, and Dr. Timothy Z. Vitaliz; and (v) the ratification of the selection of LaBonte & Co. as the Company's independent public accountants for the fiscal year ending December 31, 2002.

     The cost of this Information Statement, consisting of printing, handling, and mailing of the Information Statement and related material, and the actual expense incurred by brokerage houses, custodians, nominees and fiduciaries in forwarding the Information Statement to the beneficial owners of the shares of Common Stock, will be paid by the Company.


                    DIRECTORS, EXECUTIVE OFFICERS, PROMOTERS
                               AND CONTROL PERSONS

CURRENT OFFICERS AND DIRECTORS

     As of the date of this Information Statement, the directors and executive officers of the Company are as follows:

Name                       Age              Position with the Company
----                       ---              -------------------------

Grant Atkins               41               Director and President/Secretary
                                            and Treasurer

     GRANT ATKINS has been the President, Secretary and Treasurer and a Director of the Company since March 1, 2001. For the past six years, Mr. Atkins has been self-employed as a financial and project coordination consultant to clients in government and private industry. He has extensive multi-industry experience in the fields of finance, administration and business development. For the past four years, Mr. Atkins has been a director and the secretary for Intergold Corporation, an OTC Bulletin Board company, for which he has provided organization and controller duties since its formation. Mr. Atkins is also the director and president for Vega-Atlantic Corporation, an OTC Bulletin Board public company engaged in the exploration and development of gold and other minerals within the United States and internationally, and Hadro Resources, Inc., an OTC Bulletin Board public company engaged in oil and natural gas exploration and development within the United States and internationally.

     For further information concerning the directors and executive officers of GeneMax, and the officers, directors, and nominees to the Board of Directors, please see "ELECTION OF TEN (10) PERSONS TO SERVE AS DIRECTORS OF THE COMPANY - Information Concerning Nominees."

AUDIT COMMITTEE

     As of the date of this Information Statement, the Company has not appointed members to an audit committee. As of the date of this Information Statement, no audit committee exists. Therefore, the role of an audit committee has been conducted by the Board of Directors of the Company.

     After election by the shareholders of the nominated directors named herein, the Company intends to establish an audit committee. When established, the audit committee will be comprised of two disinterested members. When established, the audit committee's primary function will be to provide advice with respect to the Company's financial matters and to assist the Board of Directors in fulfilling its oversight responsibilities regarding finance, accounting, tax and legal compliance. The audit committee's primary duties and responsibilities will be to: (i) serve as an independent and objective party to monitor the Company's financial reporting process and internal control system; (ii) review and appraise the audit efforts of the Company's independent accountants; (iii) evaluate the Company's quarterly financial performance as well as its compliance with laws and regulations; (iv) oversee management's establishment and enforcement of financial policies and business practices; and (v) provide an open avenue of communication among the independent accountants, management and the Board of Directors.

     The Board of Directors has considered whether the provision of such non-audit services would be compatible with maintaining the principal independent accountant's independence. The Board of Directors considered whether the independent principal accountant's independent, and concluded that the auditor for the previous fiscal year ended December 31, 2001 was independent.

AUDIT FEES

     During fiscal year ended December 31, 2001, the Company incurred approximately $24,600 in fees to its principal independent accountant for professional services rendered in connection with preparation and audit of the Company's financial statements for fiscal year ended December 31, 2001 and for the review of the Company's financial statements for the quarters ended March 31, 2001, June 30, 2001 and September 30, 2001.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

     During fiscal year ended December 31, 2001, the Company did not incur any fees for professional services rendered by its principal independent accountant for certain information technology services which may include, but is not limited to, operating or supervising or managing the Company's information or local area network or designing or implementing a hardware or software system that aggregate source data underlying the financial statements.

ALL OTHER FEES

     During fiscal year ended December 31, 2001, the Company did not incur any other fees for professional services rendered by its principal independent accountant for all other non-audit services which may include, but is not limited to, tax-related services, actuarial services or valuation services.


                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                              OWNERS AND MANAGEMENT

     The following table sets forth information as of the Record Date concerning: (i) each person who is known by the Company to own beneficially more than 5% of the Company's outstanding Common Stock; (ii) each of the Company's executive officers, directors and key employees; and (iii) all executive officers and directors as a group. Common Stock not outstanding but deemed beneficially owned by virtue of the right of an individual to acquire shares within 60 days is treated as outstanding only when determining the amount and percentage of Common Stock owned by such individual. Except as noted, each person or entity has sole voting and sole investment power with respect to the shares shown.

CLASS OF STOCK    NAME                      AMOUNT AND NATURE OF       PERCENT
                                            BENEFICIAL OWNERSHIP    OF OWNERSHIP
--------------------------------------------------------------------------------
                                                         (1)
Common Stock      Investor Communications         554,470               18.48%
                  International, Inc.
                  435 Martin Street
                  Suite 2000
                  Blaine, Washington 98230
                                                         (1)
Common Stock      Alexander Cox                   535,060               17.84%
                  755 Burrard Street
                  Suite 428
                  Vancouver, British Columbia
                  Canada V6Z 1X6
                                                         (1)
Common Stock      Calista Capital Corp.           250,000                8.33%
                  P.O. Box W-961
                  St. Johns Antigua
                  West Indies
                                                         (1)
Common Stock      Spartan Asset Group             250,000                8.33%
                  P.O. Box W-960
                  St. Johns Antigua
                  West Indies

CLASS OF STOCK    NAME                      AMOUNT AND NATURE OF       PERCENT
                                            BENEFICIAL OWNERSHIP    OF OWNERSHIP
--------------------------------------------------------------------------------
                                                         (1)
Common Stock      Pacific Rim Financial Inc.      250,000                8.33%
                  c/o Arundel House
                  31A St. James Square
                  London SW1Y 4JR
                  United Kingdom
                                                         (1)
Common Stock      Eastern Capital Corp.           250,000                8.33%
                  C/o Northbrook Farm
                  Bentley Farnham
                  Hampshire GU10 5EU
                  United Kingdom
                                                         (1)
Common Stock      Eiger Properties Inc.           250,000                8.33%
                  c/o P.O. Box CH-4002
                  Basel, Switzerland
                                                         (1)
Common Stock      Rising Sun Capital Corp.        250,000                8.33%
                  96 Front Street
                  Hamilton HM12
                  Bermuda

Common Stock      All current officers and            -0-                 -0-
                  directors as a group
                  (2 persons)
--------------------------------------------------------------------------------
(1)
   These are restricted shares of common stock.

     In the event the Share Exchange Agreement is consummated, the Company will issue to the shareholders of GeneMax an aggregate of approximately 11,231,965 shares of its restricted common stock. This will result in a change of control of the Company. See "APPROVAL OF THE SHARE EXCHANGE AGREEMENT, RELATED CONVERSION OF LOAN TO EQUITY INTEREST BY THE COMPANY IN GENEMAX AND RESULTING CHANGE IN CONTROL OF THE COMPANY - Proposed Acquisition of GeneMax Pharmaceuticals Inc.".


                             EXECUTIVE COMPENSATION

     As of the date of this Information Statement, none of the officers or directors of the Company are compensated for their roles as directors or executive officers as the Company is only in the exploration stage and has not yet fully commenced business operations. Officers and directors of the Company, however, are reimbursed for any out-of-pocket expenses incurred by them on behalf of the Company. None of the Company's directors or officers are party to employment agreements with the Company. The Company presently has no pension, health, annuity, insurance, stock options, profit sharing or similar benefit plans.

     Grant Atkins, the President and a director of the Company, derives remuneration from the Company indirectly through Investor Communications International, Inc. ("ICI"), which provides a wide range of management, financial, consulting and administrative services to the Company on a month-to-month basis as needed.

     During the three-month period ended March 31, 2002, the Company incurred indebtedness of $203,300 to ICI, which together with other unpaid fees and advances of $49,148, which resulted in an aggregate of $252,448 due and owing ICI. During the three-month period ended March 31, 2001, the Company incurred $225,000 to ICI, which together with other unpaid fees and advances of $231,896, which resulted in an aggregate of $456,896 due and owing ICI. This amount was settled pursuant to a settlement agreement dated March 14, 2001 between the Company and ICI whereby ICI agreed to accept the issuance of 15,230,000 shares of restricted common stock in settlement and release of the $456,896 due and owing. Subsequent to the settlement, an additional $65,700 in fees was accrued to ICI. $37,481 of this amount was settled pursuant to a settlement agreement dated December 12, 2001 between the Company and ICI whereby ICI agreed to accept the issuance of 249,870 shares of restricted common stock in settlement and release of the $37,481 due and owing. As of December 31, 2001 and March 31, 2002, Grant Atkins received approximately $12,500 and $3,500, respectively, for services provided to the Company.

     In the event the Share Exchange Agreement is consummated, it is anticipated that the Company and ICI will enter into a consulting services agreement (the "Consulting Services Agreement"). Pursuant to the terms and provisions of the proposed Consulting Services Agreement, ICI will provide to the Company such finance and investor relations services as may be determined by the Board of Directors, from time to time, and in its sole and absolute discretion, in order to develop the various business interests of the Company in the drug discovery and development industry, involving the patented drug discovery assay for immunomodulatory compounds and the pipeline aimed at treatment of cancer, infectious diseases, autoimmune disorders and transplant tissue rejection. For further discussion of the Share Exchange Agreement, see "APPROVAL OF THE SHARE EXCHANGE AGREEMENT, RELATED CONVERSION OF LOAN TO EQUITY INTEREST BY THE COMPANY IN GENEMAX AND RESULTING CHANGE IN CONTROL OF THE COMPANY - Proposed Acquisition of GeneMax Pharmaceuticals Inc."

     Pursuant to further terms and provisions of the proposed Consulting Services Agreement, the Company (i) shall pay to ICI a monthly fee of $10,000 for such consulting services provided, and (ii) may grant to ICI stock options or incentive stock options for the collective purchase of no less than an aggregate of up to 500,000 shares of common stock of the Company, which incentive stock options or stock options will be exercisable for a period of at least five (5) years from the date of granting at such minimum exercise price(s) as may be determined at such date(s) of granting.


                              CERTAIN TRANSACTIONS

     As of the date of this Information Statement, the Company has not entered into any contractual arrangements with related parties. There is not any currently proposed transaction, or series of the same to which the Company is a party, in which the amount involved exceeds $60,000 and in which, to the knowledge of the Company, any director, executive officer, nominee, five percent shareholder or any member of the immediate family of the foregoing persons, have or will have a direct or indirect material interest.

     The officers and directors of the Company are engaged in other businesses, either individually or through partnerships and corporations in which they may have an interest, hold an office or serve on the boards of directors. The directors of the Company may have other business interests to which they may devote a major or significant portion of their time. Certain conflicts of interest, therefore, may arise between the Company and its directors. Such conflicts can be resolved through the exercise by the directors of judgment consistent with their fiduciary duties to the Company. The officers and directors of the Company intend to resolve such conflicts in the best interests of the Company. The officers and directors will devote their time to the affairs of the Company as necessary.

                COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

     Section 16(a) of the Exchange Act requires the Company's directors and officers, and the persons who beneficially own more than ten percent of the common stock of the Company, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Copies of all filed reports are required to be furnished to the Company pursuant to Rule 16a-3 promulgated under the Exchange Act. Based solely on the reports received by the Company and on the representations of the reporting persons, the Company believes that these persons have complied with all applicable filing requirements during the fiscal year ended December 31, 2001 and during the three-month period ended March 31, 2002.


                 INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO
                            MATTERS TO BE ACTED UPON

     As of the date of this Information Statement, there are no persons identified by management of the Company who have an interest in the matters to be acted upon nor who are in opposition to the matters to be acted upon.

     As of the date of this Information Statement, there are no persons who have been a director or officer of the Company since the beginning of the last fiscal year, or are currently a director or officer of the Company, that oppose any action to be taken by the Company.


                    APPROVAL OF THE SHARE EXCHANGE AGREEMENT,
                  RELATED CONVERSION OF LOAN TO EQUITY INTEREST
                     BY THE COMPANY IN GENEMAX AND RESULTING
                        CHANGE IN CONTROL OF THE COMPANY

PROPOSED ACQUISITION OF GENEMAX PHARMACEUTICALS, INC.

     Share Exchange Agreement

     The Board of Directors of the Company, at a special meeting, approved the execution of a letter of intent and subsequent share exchange agreement dated May 9, 2002 (the "Share Exchange Agreement") entered into among the Company, Genemax Pharmaceuticals, Inc., a Delaware corporation ("GeneMax"), the shareholders of GeneMax and Investor Communications International, Inc., a Washington corporation ("ICI"). It is anticipated that the Share Exchange Agreement will become effective and the acquisition of GeneMax will be consummated by approximately June 15, 2002.

     GeneMax is a biotechnology company specializing in the discovery and development of immunotherapeutics aimed at the treatment and eradication of cancer, and therapies for infectious diseases, autoimmune disorders and transplant tissue rejection. In accordance with the terms of the Share Exchange Agreement, it is agreed that (i) the sole business operations of the Company will be in the biotechnology industry; (ii) the Company will change its name to "GeneMax Corp." and its trading symbol; and (iii) the Company will adopt and implement a stock option plan for key personnel of the Company, subject to approval by the shareholders of the Company. See "APPROVAL OF AN AMENDMENT TO THE ARTICLES OF INCORPORATION TO EFFECTUATE A NAME CHANGE OF THE COMPANY TO "GENEMAX CORP." and "APPROVAL OF THE STOCK OPTION PLAN".

     Pursuant to the terms of the Share Exchange Agreement, the Company will acquire from all of the shareholders of GeneMax approximately one hundred percent (100%) of the issued and outstanding shares of common stock of GeneMax in exchange for issuance to the shareholders of GeneMax of approximately 11,231,965 shares of the Company's restricted common stock (the "GeneMax Shareholders"). The Company and GeneMax desire to provide for and maintain an orderly trading market and stable price for the Company's shares of common stock. Therefore, it is anticipated that the Company and certain GeneMax Shareholders representing approximately an aggregate of 8,100,000 shares of common stock and certain shareholders of the Company representing approximately an aggregate of 1,066,980 shares of common stock (the "Pooled Shares") will enter into a voluntary pooling agreement (the "Pooling Agreement"). Pursuant to the proposed terms and provisions of the Pooling Agreement, it is to be agreed that the Pooled Shares will not be traded and will become available for trading and released and sold in the following manner: (i) an initial ten percent (10%) of the Pooled Shares to be released to the shareholders on the date which is one calendar year from the closing date of the Share Exchange Agreement (the "First Release Date"); and (ii) a further ten percent (10%) to be released to the shareholders on each of the dates which are every three (3) calendar months from the First Release Date in accordance with each shareholder's respective shareholdings. In the event the Share Exchange Agreement is consummated and the Company issues 11,231,965 shares of its restricted common stock, there will be a change in control of the Company.

     Secured and Convertible Loan Agreement

     As a condition to entering into and in accordance with the Share Purchase Agreement, the Company and ICI have agreed to advance to GeneMax the aggregate principal sum of not less than $250,000. In accordance with the loan made to GeneMax, the principal sum loan amount will bear interest accruing at the rate of ten percent (10%) per annum, and any such principal sum loan amount will be secured pursuant to a senior fixed and floating charge on all of the assets of GeneMax together with ther personal and joint and several guarantees of certain guarantors on behalf of GeneMax (the "Loan Agreement").

     Pursuant to the proposed terms and provisions of the Loan Agreement, GeneMax agrees that the aggregate principal loan sum amount will be repaid to the Company on or before the day which is thirty (30) calendar days from the earlier of one (1) year from the execution date of the Loan Agreement or the date upon which the Company's proposed purchase of all of the issued and outstanding shares of GeneMax under the terms of the Share Purchase Agreement terminates (the "Final Payment Date"). It is to be further agreed that GeneMax will have the right to prepay and redeem any portion of the aggregate principal loan sum amount and accrued interest due and owing the Company in whole or in part prior to the Final Payment Date by providing the Company with no less than thirty (30) calendar day's prior written notice (the "Right of Redemption").

     Notwithstanding GeneMax's Right of Redemption, pursuant to the terms and provisions of the Loan Agreement, it is to be further agreed that the Company shall have the right in its sole and absolute discretion to elect to convert the aggregate principal loan sum amount and accrued interest due and owing the Company into shares of common stock representing a participating and voting interest in and to GeneMax, and that such equity interest will be maintained by the Company with no dilution whatsoever.

     The Company and GeneMax agree that as a pre-condition to closing such acquisition and the consummation of the Share Exchange Agreement, the Company may conduct to its satisfaction due diligence which may include, but is not limited to, financial statements, inventory of assets and liabilities, confirmation that GeneMax has complied with all regulatory filings and receipt of necessary approvals regarding the transaction.

BOARD APPROVAL

     Based upon review of a wide variety of factors considered in connection with its evaluation of the Letter of Intent, the Board of Directors of the Company believes that consummation of the Share Exchange Agreement would be fair to and in the best interests of the Company and its shareholders. The Board of Directors recommends approval of the Share Exchange Agreement and the related conversion of loan to equity interest by the Company in GeneMax and each of the resolutions with respect thereto set forth in Exhibit A hereto.


                     APPROVAL OF A PROPOSED AMENDMENT TO THE
                ARTICLES OF INCORPORATION TO EFFECTUATE A CHANGE
                    IN NAME OF THE COMPANY TO "GENEMAX CORP."

NAME CHANGE

     Due to the proposed change in business operations of the Company, the Board of Directors has determined that it will be in the best interests of the Company and its shareholders to change the name of the Company from Eduverse.com to GeneMax Corp. See " - Prior Operational History" below. The objective of the change in corporate name is to more accurately reflect the proposed business activities of the Company in its name (based upon the acquisition by the Company of GeneMax Pharmaceuticals, Inc.) The Company believes that the name change will better communicate the Company's proposed products and services to market participants in the biotechnology industry.

     The Board of Directors approved a resolution to amend the Certificate of Incorporation on May 15, 2002 to change the Company's name to GeneMax Corp., subject to shareholder approval. By approving this proposal, the shareholders will authorize the Board of Directors to amend the Company's Articles of Incorporation accordingly, attached as Exhibit B. The amendment embodies Article I changing the text to:

          "The name of the corporation (hereinafter called the "Corporation" is GeneMax Corp."

     After the name change, it is anticipated that the Company's trading symbol for the Bulletin Board and BBX will be changed from EDVS.

     Management expects formal implementation of the name change with the Nevada Secretary of State to be completed as soon as practicable after the effective date of the shareholder resolution.

PRIOR OPERATIONAL HISTORY

     Fiscal Year 1999

     The Company, through its former wholly-owned subsidiary Eduverse Dot Com Inc. ("Eduverse"), had primarily been a technology-based company engaged in the business of developing and marketing interactive multimedia educational software programs. The Company expected to generate a majority of its revenues from its software products by charging fees for advertising that was to be placed within the software. The Company intended to offer its software free to educational and other institutions within approximately thirty countries, which operated private computer networks and allowed advertisements to be displayed to their students, and to collect advertising fees for advertisements placed within the software.

     During fiscal year 1999, revenues were derived from three sources: (i) the retail sale of its software packages, (ii) distribution royalty fees, and (iii) income derived from the sale of two website names. During fiscal year 1999, the Company recognized no advertising revenues from its English Pro Network Edition software. As a result, quarterly revenues began to decline during late fiscal year 1999 resulting in a substantial net loss.

     Fiscal Year 2000

     During fiscal year 2000, quarterly revenues continued to decline as compared to quarterly revenues earned in the same periods during 1999. Any revenues earned were derived principally from the marketing and sale of the Company's software packages. Seventy-seven percent (77%) of the Company's retail software sale revenue was derived from two customers. Management of the Company primarily attributed the decrease in revenues to the Company's decision to discontinue retail software sales of its programs. Management of the Company expected to generate the majority of its future revenues commencing third quarter of 2000 from advertising revenues earned from fees charged for inclusion of the advertiser's message on the Company's English Pro Network Edition software. During fiscal year 2000, the Company recognized no advertising revenues from its English Pro Network Edition software. In August 2000, the Company sold its entire equity interest in ESL to Savoy Capital Limited.

     Fiscal Year 2001

     At a special meeting held on March 2, 2001, the board of directors unanimously approved a share purchase agreement dated March 2, 2001 (the "Share Purchase Agreement") between the Company and Syncro-Data Systems, Ltd. ("Syncro-Data"), a corporation organized under the laws of British Columbia (the "Proposed Transaction"), and directed that the Share Purchase Agreement be submitted to shareholders of the Company for their approval. On June 1, 2001, the Proposed Transaction was consummated pursuant to the terms of the Share Purchase.

     The Share Purchase Agreement provided for the sale by the Company to Syncro-Data of all of the issued and outstanding shares of common stock of Eduverse, the Company's wholly-owned subsidiary, held by the Company. The Share Purchase Agreement further provided that (i) Syncro-Data had paid the ongoing expenses of Eduverse to date in the approximate amount of $50,000; (ii) Syncro-Data had agreed to recognize certain liabilities of Eduverse; and (iii) Eduverse would retain all of its right, title and interest in and to certain intellectual property rights and other property, including accounts receivable, contract revenue and outstanding cash in the approximate amount of $900.00.

     The Company and Syncro-Data closed the Proposed Transaction on June 30, 2001. Based upon review of a wide variety of factors considered in connection with its evaluation of the sale of assets, the board of directors of the Company believed that the sale of substantially all of the assets of the Company, through consummation of the Share Purchase Agreement, would be fair to and in the best interests of the Company and its shareholders.

     Fiscal Year 2002

     The Company terminated all development of its previous business commensurate with the sale of the Company's wholly-owned subsidiary to Syncro-Data on June 30, 2001, and ceased to actively market itself as a technology-based company. Management of the Company undertook extensive research relating to prospective new business endeavors resulting in the proposed acquisition of GeneMax.

BOARD APPROVAL

     Based upon review of a wide variety of factors considered in connection with its evaluation of the proposed change in corporate name, the Board of Directors of the Company believes that it would be in the best interests of the Company and its shareholders to change the Company's name to "GeneMax Corp.". The Board of Directors recommends approval of the amendment to the Articles of Incorporation of the Company to effectuate a name change of the Company to "GeneMax Corp" and each of the resolutions with respect thereto set forth in Exhibit A hereto.


               APPROVAL OF THE STOCK OPTION PLAN FOR KEY PERSONNEL
             OF THE COMPANY AND THE GRANT OF OPTIONS PURSUANT TO THE
          STOCK OPTION PLAN AGREEMENT AND THE GRANT OF INCENTIVE STOCK
          OPTIONS PURSUANT TO THE INCENTIVE STOCK OPTION PLAN AGREEMENT

     On May 15, 2002, the Board of Directors of the Company unanimously approved and adopted a 2002 stock option plan (the "Stock Option Plan"), which is attached hereto as Exhibit C. The purpose of the Stock Option Plan is to advance the interests of the Company and its shareholders by affording key personnel of the Company an opportunity for investment in the Company and the incentive advantages inherent in stock ownership in the Company. Pursuant to the provisions of the Stock Option Plan, stock options (the "Stock Options") will be granted only to key personnel of the Company, generally defined as a person designated by the Board of Directors upon whose judgment, initiative and efforts the Company may rely including any director, officer, employee or consultant of the Company.

     The Stock Option Plan is to be administered by the Board of Directors of the Company, which shall determine (i) the persons to be granted Stock Options under the Stock Option Plan; (ii) the number of shares subject to each option, the exercise price of each Stock Option; and (iii) whether the Stock Option shall be exercisable at any time during the option period of ten (10) years or whether the Stock Option shall be exercisable in installments or by vesting only. The Stock Option Plan provides authorization to the Board of Directors to grant Stock Options to purchase a total number of shares of common stock of the Company, not to exceed twenty percent (20%) of the total issued and outstanding shares of common stock of the Company as at the date of adoption by the Board of Directors of the Stock Option Plan. At the time the Stock Option is granted under the Stock Option Plan, the Board of Directors shall fix and determine the exercise price at which shares of common stock of the Company may be acquired; provided, however, that any such exercise price shall not be less than that permitted under the rules and policies of any stock exchange or over-the-counter market which is applicable to the Company.

     In the event an optionee who is a director or officer of the Company ceases to serve in that position, any Stock Option held by such optionee generally may be exercisable within up to ninety (90) days after the effective date that his position ceases, and after such ninety-day period any unexercised Stock Option shall expire. In the event an optionee who is an employee or consultant of the Company ceases to be employed by the Company, any Stock Option held by such optionee generally may be exercisable within up to ninety (90) days (or up to thirty (30) days where the optionee provided only investor relations services to the Company) after the effective date that his employment ceases, and after such ninety- or thirty-day period any unexercised Stock Option shall expire.

     No Stock Options granted under the Stock Option Plan will be transfereable by the optionee, and each Stock Option will be exercisable during the lifetime of the optionee subject to the option period of ten (10) years or limitations described above. Any Stock Option held by an optionee at the time of his death may be exercised by his estate within one (1) year of his death or such longer period as the Board of Directors may determine.

     The exercise price of a Stock Option granted pursuant to the Stock Option Plan shall be paid in cash or certified funds upon exercise of the option.

     Incentive Stock Options

     The Stock Option Plan further provides that, subject to the provisions of the Stock Option Plan, the Board of Directors may grant to any key personnel of the Company who is an employee eligible to receive options one or more incentive stock options to purchase the number of shares of common stock allotted by the Board of Directors (the "Incentive Stock Options"). The option price per share of common stock deliverable upon the exercise of an Incentive Stock Option shall be no less than fair market value of a share of common stock on the date of grant of the Incentive Stock Option. In accordance with the terms of the Stock Option Plan, "fair market value" of the Incentive Stock Option as of any date shall not be less than the closing price for the shares of common stock on the last trading day preceeding the date of grant. The option term of each Incentive Stock Option shall be determined by the Board of Directors, which shall not commence sooner than from the date of grant and shall terminate no later than ten (10) years from the date of grant of the Incentive Stock Option, subject to possible early termination as described above.

     As of the date of this Information Statement, no Stock Options nor Incentive Stock Options have been granted. Pursuant to the terms and provisions of the Share Exchange Agreement, the Company will cause to be filed with the Securities and Exchange Commission registration statements on "Form S-8 - For Registration Under the Securities Act of 1933 of Securities to Be Offered to Employees Pursuant to Employee Benefit Plans". It is intended that a S-8 registration statement will become effective registering Stock Options under the Stock Option Plan in the amount of 1,000,000 shares at $0.50 per share, and that a subsequent S-8 registration statement will become effective registering Stock Options in the amount of 2,000,000 shares at $1.00 per share. Upon approval by the shareholders of the Stock Option Plan, the Board of Directors will be authorized, without further shareholder approval, to grant such options from time to time to acquire up to an aggregate of 3,000,000 shares of the Company's restricted common stock.

BOARD APPROVAL

     Based upon review of a wide variety of factors considered in connection with its evaluation of the provisions and terms of the Stock Option Plan, the Board of Directors of the Company believes that it would be in the best interests of the Company and its shareholders to adopt the Stock Option Plan. The Board of Directors recommends approval of the Stock Option Plan, the grant of stock options under the Stock Option Plan Agreement, the grant of incentive stock options under the Incentive Stock Option Plan Agreement, and approval of each of the resolutions with respect thereto set forth in Exhibit A hereto.


                        APPROVAL OF A PROPOSED AMENDMENT
                       TO THE BYLAWS TO CHANGE THE NUMBER
                          OF DIRECTORS OF THE COMPANY

     Due to the proposed acquisition of GeneMax, the Board of Directors has determined that it will be in the best interests of the Company and its shareholders to amend the Bylaws of the Company. The Board of Directors approved a resolution to amend the Bylaws on May 15, 2001 to change the number of directors to one (1) to ten (10). By approving this proposal, the shareholders will authorize the Board of Directors to amend the Company's Bylaws accordingly changing the text to:

          "The number of directors of the Company shall consist of one (1) to fifteen (15) persons".

     Management expects formal implementation of the amendment to the bylaws as soon as practicable after the effective date of the shareholder resolution.


                          ELECTION OF TEN (10) PERSONS
                      TO SERVE AS DIRECTORS OF THE COMPANY

     The Company's directors are elected annually to serve until the next annual meeting of shareholders or until their successors shall have been elected and qualified. The nominees have advised the Company of their availability and willingness to serve as a director of the Company.

INFORMATION CONCERNING NOMINEES

     GRANT ATKINS has been the President, Secretary and Treasurer and a Director of the Company since March 1, 2001. For the past six years, Mr. Atkins has been self-employed as a financial and project coordination consultant to clients in government and private industry. He has extensive multi-industry experience in the fields of finance, administration and business development. For the past four years, Mr. Atkins has been a director and the secretary for Intergold Corporation, an OTC Bulletin Board company, for which he has provided organization and controller duties since its formation. Mr. Atkins is also the director and president for Vega-Atlantic Corporation, an OTC Bulletin Board public company engaged in the exploration and development of gold and other minerals within the United States and internationally, and Hadro Resources, Inc., an OTC Bulletin Board public company engaged in oil and natural gas exploration and development within the United States and internationally.

     NORMAN J.R. MACKINNON has been nominated to be a director of the Company and upon election as a director, Mr. MacKinnon will also become a disinterested member of the Audit Committee. For the past fifteen years, Mr. MacKinnon has been engaged in private practice with an accounting firm providing chartered accountant services. He has extensive experience involving numerous private and public companies, generally in the financial and taxation areas of practice, and has served on the board of directors of numerous public companies trading on the CDNX. During 1982 to 1984, Mr. MacKinnon served as the chief financial officer of a television production syndicated company, Century II Productions, Inc. During 1968 to 1972, Mr. MacKinnon served as the chief executive officer of Imagination International, Ltd., a venture capital company. During 1965, Mr. MacKinnon was the founder of his own accounting firm. Mr. MacKinnon served his articles with Peat, Marwick, Mitchell (now "KPMG"). Mr. MacKinnon also served seven years as a director of Crime Stoppers - Greater Vancouver in British Columbia.

     STEPHEN JEWETT has been nominated to be a director of the Company and upon election as a director, Mr. Jewett will also become a disinterested member of the Audit Committee. For the past fifteen years, Mr. Jewett has been engaged as a chartered accountant providing accounting and tax related accounting services and advice to clients, which have included public and private companies and individuals within Canada and the United States. He has extensive experience involving finance and tax related issues.

     RONALD L. HANDFORD, B.A.Sc., M.B.A. has been the President, Chief Executive Officer and a Director of GeneMax Pharmaceuticals, Inc., and has been nominated to be a director of the Company. Mr. Mr. Handford, age 49, has over 28 years of international experience in business, finance and leading public and private companies. He conducted the due diligence review of the GeneMax technology acquisition, negotiated the key license, operating and management contracts, prepared the business plan and arranged the private seed capital with the assistance of the other members of the business team. Mr. Handford was president and the chief executive officer of Ouro Brasil Ltd., which he took public on the Vancouver Stock Exchange in 1998, and Oro Argentina, a private mineral exploration company, from 1996 - 1999. Mr. Handford is an engineering graduate from the University of British Columbia with an MBA from the University of Western Ontario. From 1993 - 1996, he was investment officer at the International Finance Corporation, the private sector arm of the World Bank, in Washington D.C. Before that he was a Vice President with Barclays Bank in Toronto, responsible for their structured finance activities in Canada. He is experienced in capital raising, as well as in building and administering public and private companies.

     Dr. WILDRED JEFFRIES, D.Phil. (Oxon) is current a Director and Chief Science Officer of GeneMax Pharmaceuticals, Inc., and has been nominated to be a director of the Company. Dr. Jefferies is a Professor of Medical Genetics, Microbiology and Immunology, and a member of the Biomedical Research Centre and the Biotechnology Laboratory at the University of British Columbia (http//www.brc.ubc.ca/facult/wilf/wilf.htm). He is the lead researcher on the scientific discoveries that are the bases of GeneMax. Dr. Jeffries received his D.Phil. from Oxford and was a post-doctoral research fellow at the Karolinska Institute in Sweden and the Swiss Cancer Institute in Lausanne. His current research foci at UBC are iron transport/metabolism and on antigen processing. Dr. Jefferies was the founder of Synapse Technologies Inc. and was instrumental in attracting all of the financing made to Synapse Technologies Inc. He presently is retained as a director and consultant to that company. He will guide the scientific development of the Company.

     JAMES D. DAVIDSON, B.A., M.A., M.Litt., is currently a director of GeneMax Pharmaceuticals, Inc., and has been nominated to be a director of the Company. Mr. Davidson, age 52, graduated from the University of Maryland and Pembroke College, Oxford University. Mr. Davidson is a private investor and analyst. Among his business affiliations, he founded Agora Publishing, The Hulbert Financial Digest, and Strategic Investment, a private financial newsletter with a worldwide circulation. Along with Lord Rees-Mogg, co-editor of Strategic Investment and former editor of the Times of London, Davidson co-authored Blood in the Streets (1987), The Great Reckoning (1991) and The Sovereign Individual
(1997). He is the author of the forthcoming in the Market. Davidson is also founder and Chairman of the Grape Escape, and is a current or recent director of M-I Vascular Innovations, Inc., New Paradigm Capital (Bermuda), Banco Comafi (Buenos Aires), Cardlink Worldwide, Advanced Technology Holdings, BeHaveuristics, Internet Transactions Transnational, Inc., Wharekauhau Holdings (Featherston, New Zealand), Mariah Vision3 Entertainment, Plasmar S.A. (La Pax, Bolivia), Anatolia Minerals, Pickering & Chatto Publishers (London), St. George's Trust Company (Bermuda), Nanovation Technology, CyGene, Inc. and Martinborough Vineyard (New Zealand). Mr. Davidson is also a director and Chairman Emeritus of the National Taxpayers Union, and a director of the Davidson Family Foundation.

     JULIA LEVY, Ph.D., is currently Chairman of the Board of GeneMax Pharmaceuticals, Inc., and has been nominated to be a director of the Company. Dr. Levy previously served in several key senior posts at QLT Inc. including chief scientific officer and vice president prior to her appointment as president and chief executive officer in 1995, a post she held until early 2002. Under Dr. Levy's leadership, QLT recorded the strongest period of growth in company history and has earned a reputation for achieving milestones, including FDA approval for Visudyne TM therapy to treat age-related macular degeneration
(AMD), the leading cause of blindness in people over the age of 50. Following her doctorate degree in immunology from the University of London, Dr. Levy was awarded an Industrial Professorship in the Department of Microbiology at the University of British Columbia. A Fellow of the Royal Society of Canada and former President of the Canadian Federation of Biological Sciences, Dr. Levy has earned numerous awards and honors including Female Entrepreneur of the Year for International Business in 1998 by Canadian Business magazine, Pacific Canada Entrepreneur of the Year in September 2000 and the order of Canada in 2001. She is the author of many published scientific articles and is a sought-after speaker.

     CALVIN R. STILLER, M.D. F.R.C.P.(C), is currently a Director of GeneMax Pharmaceuticals, Inc., and has been nominated to be a director of the Company. Dr. Stiller is a Professor of Medicine, University of Western Ontario and co-Director of immunology at the John P. Robarts Research Institute, London, Ontario. He has served on the Council and Executive of the Medical Research Council of Canada, and served as President of the Canadian Society of Nephrology. Dr. Stiller was the principal investigator of the Canadian multi-center study that established cyclosporin in transplantation medicine and led to its worldwide use as a therapeutic for transplant rejection. Dr. Stiller is also an entrepreneur and business and co-founded two venture capital funds, the Canadian Medical Discoveries Fund and the Canadian Science and Technology Growth Fund. He was chairman and founder of Diversicare Corp. (renamed Advocat
(NYSE)), Chelsey Corporation, Oracle Network Corporation (recently merged by Sykes Enterprises (NASDAQ). Dr. Stiller sits on the boards of several companies and acts as a consultant to several multinational corporations. Dr. Stiller was named as a Member of the Order of Canada in 1995 and in 1999 the Novartis/Calvin Stiller Chair in Xenotransplantation at the University of Western Ontario was announced in his honor. In 1998 Dr. Stiller was named by the Premier of the Province of Ontario as Chair of the Ontario Research and Development Challenge Fund and to the Ontario Innovation Trust which will provide up to $750 million in support for research and development alliance between business and research institutions over the next ten years.

     ALAN P. LINDSAY is currently a Director of GeneMax Pharmaceuticals, Inc., and has been nominated as a director of the Company. Mr. Lindsay, age 51, has an extensive backgrounds in business management, marketing and finance. He is currently chairman and chief executive officer of M-I Vascular Innovations, Inc., a private medical devices company developing a novel laser-cut stent with drug delivery capability. He was previously chairman, president and chief executive officer of Azco Mining Inc., an American Stock Exchange listed company. Prior to being a founder of Azco in 1988, Mr. Lindsay headed up and built a significant business and marketing organization for a major international financial institution in Vancouver, British Columbia. Mr. Lindsay has raised over $100 million of equity financing for private and public companies over the last five years. Mr. Lindsay is a graduate of the M.L.I. management development program.

     DR. TIMOTHY Z. VITALIS, PhD, is currently a director of GeneMax Pharmaceuticals, Inc., and has been nominated as a director of the Company. Dr. Vitalis, age 43, is a physiologist with more than fifteen years experience developing animal models of disease. He completed his doctoral studies at the University of East Anglia Norwich (U.K.) in 1988. He was appointed to a position of Visiting Assistant Professor at the University of Massachusetts Amherst where he won a Parker B Francis Fellowship in Pulmonary Research to study the control of periodic breathing. In 1992 he won a British Columbia Lung Association Fellowship to study the molecular biology of latent adenovirus infections at the Pulmonary Research Laboratory, Department of Pathology and Laboratory Medicine, University of British Columbia. At the Pulmonary Research Laboratory he developed a novel animal model used to study the role of latent virus infections in the pathogenesis of the chronic inflammation that is assonated with asthma and emphysema. In 1998 Synapse technologies Inc. (Vancouver, BC) appointed Dr. Vitalis to the position of Senior Scientist to develop proof of concept for a drug delivery system capable of delivering therapeutic compounds to the central nervous system. Dr. Vitalis has published several articles in peer-reviewed scientific journals as well as performed service as expert reviewer for the National Science Foundation and many scientific journals.

     As of the date of this Information Statement, no director or executive officer of the Company is or has been involved in any legal proceeding concerning (i) any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time; (ii) any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses) within the past five years; (iii) being subject to any order, judgment or decree permanently or temporarily enjoining, barring, suspending or otherwise limiting involvement in any type of business, securities or banking activity; or (iv) being found by a court, the Securities and Exchange Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law (and the judgment has not been reversed, suspended or vacated).

BOARD APPROVAL

     Based upon evaluation of the prospective nominees, the Board of Directors of the Company believes that it would be in the best interests of the Company and its shareholders to elect the nominees as directors of the Company. The Board of Directors recommends election of the nominees as directors of the Company and approval of each of the resolutions with respect thereto set forth in Exhibit A.


                          RATIFICATION OF SELECTION OF
                          LABONTE & CO. AS INDEPENDENT
                       PUBLIC ACCOUNTANTS OF THE COMPANY

     On November 9, 2000, Ernst & Young LLP, the principal independent accountant of the Company resigned due to a mutual understanding between management of the Company and Ernst & Young LLP. On November 9, 2000, the board of directors of the Company approved and authorized the engagement of LaBonte & Co., Chartered Accountants, #1205 - 1095 West Pender Street, Vancouver, British Columbia V6E 2M6 as the principal independent accountant for the Company.

     During the Company's two most recent fiscal years and any subsequent interim period preceding the resignation of Ernst & Young LLP, there were no disagreements with Ernst & Young LLP nor LaBonte & Co. which were not resolved on any matter concerning accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Ernst & Young LLP or LaBonte & Co., would have caused either Ernst & Young LLP or Labonte & Co. to make reference to the subject matter of the disagreements in connection with its respective reports. Neither Ernst & Young LLP nor LaBonte & Co., as the Company's principal independent accountant, provided an adverse opinion or disclaimer of opinion to the Company's financial statements, nor modify its opinion as to uncertainty, audit scope or accounting principles, except the respective reports for the year ended December 31, 2000 and 2001 contained an explanatory paragraph describing conditions that raise substantial doubt about the Company's ability to continue as a going concern as described in note 1 to the consolidated financial statements for the year ended December 31, 2001.

BOARD APPROVAL

     The Board of Directors of the Company believes that it would be in the best interests of the Company and its shareholders to ratify the selection of LaBonte & Co. as independent public accountants of the Company. The Board of Directors recommends ratification of LaBonte & Co. as independent public accountants of the Company for fiscal year ending December 31, 2002 and approval of each of the resolutions with respect thereto set forth in Exhibit A.


                          PROPOSALS BY SECURITY HOLDERS

     The Board of Directors does not know of any matters that are to be presented to the shareholders for their approval and consent pursuant to the Written Consent of Shareholders other than those referred to in this Information Statement. If any shareholder of the Company entitled to vote by written authorization or consent has submitted to the Company a reasonable time before the Information Statement is to be transmitted to shareholders a proposal, other than elections to offices, such proposal must be received at the Company's offices, 435 Martin Street, Suite 2000, Blaine, Washington 98230, Attention:
President, not later than July 1, 2002.


                    DELIVERY OF DOCUMENTS TO SECURITY HOLDERS
                               SHARING AN ADDRESS

     One Information Statement will be delivered to multiple shareholders sharing an address unless the Company receives contrary instructions from one or more of the shareholders. Upon receipt of such notice, the Company will undertake to deliver promptly a separate copy of the Information Statement to the shareholder at a shared address to which a single copy of the documents was delivered and provide instructions as to how the shareholder can notify the Company that the shareholder wishes to receive a separate copy of an annual report of Information Statement. In the event a shareholder desires to provide such notice to the Company, such notice may be given verbally by telephoning the Company's offices at (360.332.7734) or by mail to 435 Martin Street, Suite 2000, Blaine, Washington 98230.

                                    By Order of the Board of Directors


                                    Grant Atkins, President

                       EXHIBIT A TO INFORMATION STATEMENT
                         WRITTEN CONSENT OF SHAREHOLDERS

     Pursuant to Section 78.320 of the Nevada Revised Statutes, as amended, which provides that any action required to be taken at a meeting of the shareholders of a corporation may be taken without a meeting if, before or after the action, a written consent setting forth the action so taken shall be signed by the shareholders holding at least a majority of the voting power. The undersigned, being ten (10) or less of the shareholders holding at least a majority of the voting power of Eduverse.com, a Nevada corporation (the "Corporation"), do hereby take, consent, affirm and approve the following actions.

     WHEREAS the board of directors of the Corporation at a special meeting held on May __, 2002 (the "Special Meeting") authorized and approved, subject to shareholder approval, certain corporate actions, which the board of directors deemed to be in the best interests of the Corporation and its shareholders;

     WHEREAS the board of directors of the Corporation at the Special Meeting further authorized and directed the submission to a limited number of shareholders of the Corporation holding at least a majority of the voting power the certain corporate actions to be approved and authorized by such shareholders of the Corporation;

     WHEREAS Section 78.320 of the Nevada Revised Statutes, as amended, provides that any action required to be taken at a meeting of the shareholders of a corporation may be taken without a meeting if, before or after the action, a written consent setting forth the action so taken shall be signed by the shareholders holding at least a majority of the voting power;

     WHEREAS the shareholders who have signed this Written Consent of Shareholders dated to be effective as of July 19, 2002 are shareholders of record as of May 27, 2002, and hold shares in excess of a majority of the Corporation's issued and outstanding shares of Common Stock.

     WHEREAS such shareholders have been fully apprised and informed of the nature of the certain corporate actions and have concluded that approval and authorization of such corporate actions would be beneficial to the Corporation and in the best interests of its shareholders; therefore, be it

                                        I

            Approval of Share Exchange Agreement, Related Conversion
                of Loan to Equity by the Company in GeneMax, and
                   Resulting Change in Control of the Company.

          RESOLVED, that, subject to regulatory approval and in compliance with the policies of the applicable stock exchange, the filing and form of which is at the sole and absolute discretion of the Board of Directors of the Company, the shareholders of the Company who have signed this Written Consent of Shareholders do hereby approve and ratify the entering into and completion by the Company of the terms and conditions of that certain share exchange agreement dated May 9, 2002, and any and all amendments thereto (collectively, the "Share Exchange Agreement") among the Company, GeneMax Pharmaceuticals Inc. ("GeneMax"), the shareholders of GeneMax and Investor Communications International, Inc. ("ICI"), and pursuant to which the Company has agreed to purchase all of the issued and outstanding shares of GeneMax from the shareholders in exchange for the issuance by the Company of an aggregate of 11,231,965 shares of restricted common stock to such shareholders of GeneMax on the basis as set forth and more particularly described in a certain Schedule "A", a copy of which Share Exchange Agreement is available for inspection by the shareholders of the Company at the Meeting;

          FURTHER RESOLVED that, subject to regulatory approval and in compliance with the policies of the applicable stock exchange, the filing and form of which is at the sole and absolute discretion of the Board of Directors of the Company, the shareholders of the Company who have signed this Written Consent of Shareholders do hereby approve and ratify, in accordance with the terms and conditions of the Share Exchange Agreement, the related secured and convertible loan agreement, and any and all amendments thereto (collectively, the "Loan Agreement") to be dated for reference June 19, 2002 and to be entered into among the Company, GeneMax and certain principals of GeneMax as guarantors, and pursuant to which the Company therein agreed to advance, by way of a secured loan(s) (collectively, the "Loan"), to GeneMax the aggregate principal sum of $250,000 (collectively, the "Principal Sum"), that should the acquisition of GeneMax be terminated for any reason whatsoever, and should there be at such time any portion of the Principal Sum, interest or any other sum outstanding under the Loan as contemplated therein (collectively, the "Outstanding Indebtedness"), then the Company will have the exclusive right and option, in its sole and absolute discretion and for a period of 30 calendar days after such termination, to elect to either (a) demand repayment of such Outstanding Indebtedness on a 30-calendar days' basis and, thereupon and if required, realize upon any of the security granted to the Company under such Loan, or (b) have such Outstanding Indebtedness converted to such pro rata and non-dilutive participating and voting interest in and to GeneMax which is then equivalent to that percentage which is equivalent to 76% multiplied by the fraction which has, as its numerator, the Outstanding Indebtedness, and which has, as its denominator, $250,000, of the resulting issued and outstanding participating and voting common shares of GeneMax (each being an "Equity Interest Conversion"); and, furthermore, that the Board of Directors of the Company is authorized, in its sole and absolute discretion, to abandon or alter any provision of the Loan Agreement and/or to acquire any portion of any proposed Equity Interest Conversion in and to GeneMax and in respect of any Outstanding Indebtedness at any time without the further approval of the shareholders of the Company;

          FURTHER RESOLVED that the shareholders of the Company who have signed this Written Consent of Shareholders approve any possible and resulting effective change in control of the Company resulting from the completion of each of the transactions contemplated by the Share Exchange Agreement and the acquisition of GeneMax; and, furthermore, that the Board of Directors of the Company is authorized, in its sole and absolute discretion, to abandon or alter any portion of the proposed acquisition of GeneMax including, but not limited to, the Share Exchange Agreement, at any time without the further approval of the shareholders of the Company.


                                       II

                   Approval of an Amendment to the Articles of
               Incorporation of the Company to Effectuate a Change
                    in Name of the Company to "GeneMax Corp."

          RESOLVED that, subject to regulatory approval and in compliance with the policies of the applicable stock exchange, the filing and form of which is at the sole and absolute discretion of the Board of Directors of the Company, the shareholders of the Company who have signed this Written Consent of Shareholders approve the filing of an amendment to the Articles of Incorporation of the Company to effectuate a change in the name of the Company from Eduverse.com to "GeneMax Corp." or to such other name as may approved by the Board of Directors of the Company, in its sole and absolute discretion, and as is acceptable with the appropriate regulatory authorities (the "Name Change"); and, furthermore, that the Board of Directors of the Company is authorized, in its sole and absolute discretion, to abandon or alter any portion of the proposed Name Change at any time without the further approval of the shareholders of the Company; and

          FURTHER RESOLVED that an amendment to the Articles of Incorporation of the Company to effectuate a change in name of the Company to "GeneMax Corp." be and hereby is approved, and that such amendment to the Articles of Incorporation be filed with the Nevada Secretary of State as soon as practicable after consummation of the Share Exchange Agreement.


                                       III

               Approval of the Stock Option Plan for Key Personnel
             Of the Company and the Grant of Stock Options Pursuant
          to the Stock Option Plan Agreement and the Grant of Incentive
       Stock Options Pursuant to the Incentive Stock Option Plan Agreement

          RESOLVED that, subject to regulatory approval and in compliance with the policies of the applicable stock exchange, the filing and form of which is at the sole and absolute discretion of the Board of Directors of the Company, the shareholders of the Company who have signed this Written Consent of Shareholders do hereby approve and ratify the adoption of the 2002 Qualified Stock Option Plan (the "Stock Option Plan") for the Company
     (a) to fix the maximum number of common shares for which options may be granted under the Stock Option Plan not to exceed 20% of the issued and outstanding shares of common stock of the Company as at the date of adoption of this Stock Option Plan by the Board of Directors, (b) to specify that the exercise price for any option granted under the Stock

     Option Plan may not be less than the fair market value of the applicable common shares on the date of grant, (c) to specify that the options issued pursuant to the Stock Option Plan are non-transferable and (d) to specify that in no event may the maximum number of shares reserved for any one individual under the Stock Option Plan exceed 5% of the issued and outstanding share capital of the Company; all on the basis as set forth in the Stock Option Plan and related Stock Option Plan Agreement, Incentive Stock Option Plan Agreement and Vesting Stock Option Plan Agreement, copies of which are attached to this Information Statement and are available for inspection by the shareholders of the Company; and, furthermore, that the Board of Directors of the Company is authorized, in its sole and absolute discretion, to abandon or alter any portion of the proposed Stock Option Plan at any time without the further approval of the shareholders of the Company;

          FURTHER RESOLVED that, subject to regulatory approval and in compliance with the policies of the applicable stock exchange, the filing and form of which is at the sole and absolute discretion of the Board of Directors of the Company, the shareholders of the Company who have signed this Written Consent of Shareholders do hereby approve the Company's grant of stock options and/or incentive stock options (which options may have special rights attached to them) to such key personnel of the Company during the ensuing year and at such prices and in such amounts as may be determined by the Board of Directors of the Company, in its sole and absolute discretion, and as are acceptable with the appropriate regulatory authorities and, in addition, approve the exercise of any such or outstanding stock options and/or incentive stock options by such key personnel of the Company together with any amendment or amendments to any such stock option plan agreement and incentive stock option plan agreement at such prices and in such amounts as may be determined by the Board of Directors of the Company, in its sole and absolute discretion, and as are acceptable with the appropriate regulatory authorities (collectively, the "Stock Option Approvals"); and, furthermore, that the Board of Directors of the Company are authorized, in its sole and absolute discretion, to abandon or alter any portion of the proposed Stock Option Approvals at any time without the further approval of the shareholders of the Company; and

          FURTHER RESOLVED that, subject to subject to regulatory approval and in compliance with the policies of the applicable stock exchange, the filing and form of which is at the sole and absolute discretion of the Board of Directors of the Company, the shareholders of the Company who have signed this Written Consent of Shareholders, do hereby approve the preparation of and filing with the Securities and Exchange Commission a "Form S-8 - For Registration Under the Securities Act of 1933 of Securities to Be Offered to Employees Pursuant to Employee Benefit Plans".


                                       IV

                     Approval of the Amendment to the Bylaws
                Of the Company to Change the Number of Directors
                      To Consist of One (1) to Fifteen (15)

          RESOLVED that, subject to regulatory approval and in compliance with the policies of the applicable stock exchange, the filing and form of which is at the sole and absolute discretion of the Board of Directors of the Company, the shareholders of the Company who have signed this Written Consent of Shareholders, do hereby approve of the amendment to the Bylaws of the Company to effectuate a change in the number of directors of the Company; and, furthermore, that the Board of Directors of the Company is authorized, in its sole and absolute discretion, to abandon the proposed amendment to the Bylaws if deemed necessary; and

          FURTHER RESOLVED that an amendment to the Bylaws of the Company to effectuate a change in the number of directors to consist of one (1) to fifteen (15) be and hereby is approved.

                                        V

                  APPROVAL OF THE ELECTION OF TEN (10) PERSONS
                      TO SERVE AS DIRECTORS OF THE COMPANY

          RESOLVED that, subject to regulatory approval and in compliance with the policies of the applicable stock exchange, the filing and form of which is at the sole and absolute discretion of the Board of Directors of the Company, the shareholders of the Company who have signed this Written Consent of Shareholders, do hereby elect and approve the election of the following individuals to serve as directors of the Company until the next annual meeting of shareholders or until his respective successor shall have been duly elected and qualified:

          Grant Atkins                          Calvin R. Stiller
          Norman J.R. MacKinnon                 Alan P. Lindsay
          Stephen Jewett                        Dr. Timothy Z. Vitalis
          Ronald L. Handford                    James C. Hogg
          Dr. Wildred Jeffres                   Victor Ling, and
          James D. Davidson                     Bernard Moss.
          Julia Levy


                                       VI

                  Ratification of LABONTE & CO. as Independent
                        Public Accountants of the Company

          RESOLVED that, subject to regulatory approval and in compliance with the policies of the applicable stock exchange, the filing and form of which is at the sole and absolute discretion of the Board of Directors of the Company, the shareholders of the Company who have signed this Written Consent of Shareholders, do hereby approve and ratify the selection of LaBonte & Co. as the independent public accountants for the Company for fiscal year ending December 31, 2002.

     EXECUTED to be effective as of the 15th day of July, 2002.


                                            SHAREHOLDERS:

Date: July __, 2002                         -------------------------------
                                            Print Name

                                            -------------------------------
                                            Signature (Title if Appropriate)

                                            -------------------------------
                                            Address

                                            --------------------------------
                                            Number of Shares Held of Record


Date: July __, 2002                         -------------------------------
                                            Print Name

                                            -------------------------------
                                            Signature (Title if Appropriate)

                                            -------------------------------
                                            Address

                                            --------------------------------
                                            Number of Shares Held of Record

Date: July __, 2002                         -------------------------------
                                            Print Name

                                            -------------------------------
                                            Signature (Title if Appropriate)

                                            -------------------------------
                                            Address

                                            --------------------------------
                                            Number of Shares Held of Record


Date: July __, 2002                         -------------------------------
                                            Print Name

                                            -------------------------------
                                            Signature (Title if Appropriate)

                                            -------------------------------
                                            Address

                                            --------------------------------
                                            Number of Shares Held of Record


Date: July __, 2002                         -------------------------------
                                            Print Name

                                            -------------------------------
                                            Signature (Title if Appropriate)

                                            -------------------------------
                                            Address

                                            --------------------------------
                                            Number of Shares Held of Record


Date: July __, 2002                         -------------------------------
                                            Print Name

                                            -------------------------------
                                            Signature (Title if Appropriate)

                                            -------------------------------
                                            Address

                                            --------------------------------
                                            Number of Shares Held of Record


Date: July __, 2002                         -------------------------------
                                            Print Name

                                            -------------------------------
                                            Signature (Title if Appropriate)

                                            -------------------------------
                                            Address

                                            --------------------------------
                                            Number of Shares Held of Record

Date: July __, 2002                         -------------------------------
                                            Print Name

                                            -------------------------------
                                            Signature (Title if Appropriate)

                                            -------------------------------
                                            Address

                                            --------------------------------
                                            Number of Shares Held of Record


Date: July __, 2002                         -------------------------------
                                            Print Name

                                            -------------------------------
                                            Signature (Title if Appropriate)

                                            -------------------------------
                                            Address

                                            --------------------------------
                                            Number of Shares Held of Record


Date: July __, 2002                         -------------------------------
                                            Print Name

                                            -------------------------------
                                            Signature (Title if Appropriate)

                                            -------------------------------
                                            Address

                                            --------------------------------
                                            Number of Shares Held of Record

                                    EXHIBIT B
                         CERTIFICATE OF AMENDMENT TO THE
                          ARTICLES OF INCORPORATION OF
                                  EDUVERSE.COM

     "I, the undersigned Grant Atkins, President of Eduverse.com, does hereby certify that the Board of Directors of said corporation at a meeting duly convened held on the 15th day of May, 2002, adopted a resolution to amend the original articles as follows:

                                  A. ARTICLE I

     The name of the Corporation (hereinafter called the corporation) is Eduverse.com.

     Article I is hereby amended to read as follows:

     The name of the corporation (hereinafter called the corporation) is GeneMax Corp.

The number of shares of the Corporation issued and outstanding and entitled to vote on an amendment to the Articles of Incorporation as of May 15, 2002 is Three Million (3,000,000) common $0.001 par value stock, that the said change and amendment have been consented to and approved by a majority vote of the stockholders holding at least a majority of each class of stock outstanding and entitled to vote thereon.

     IN WITNESS WHEREOF, Eduverse.com has caused these presents to be signed in its name and on its behalf by Grant Atkins, its President, and its corporate seal to be hereunder affixed, on this __ day of _________, 2002, and its President acknowledges that this Certificate of Amendment is the act and deed of Eduverse.com and, under the penalties of perjury, that the matters and facts set forth herein with respect to authorization and approval are true in all material respects to the best of his knowledge, information and belief.

                                         EDUVERSE.COM

                                         By:____________________________
                                            Grant Atkins, President"

                                    EXHIBIT C
                        2002 QUALIFIED STOCK OPTION PLAN


                                  EDUVERSE.COM
                        2002 QUALIFIED STOCK OPTION PLAN

     This stock option plan (the "Plan") is adopted in consideration of services rendered and to be rendered by key personnel to Eduverse.com, its subsidiaries and affiliates.

1.   Definitions.

     The terms used in this Plan shall, unless otherwise indicated or required by the particular context, have the following meanings:

     Board:                 The Board of Directors of Eduverse.com

     Common Stock:          The no par value common stock of Eduverse.com

     Company: Eduverse.com, a corporation incorporated under the laws of the State of Nevada, U.S.A., and any successors in interest by merger, operation of law, assignment or purchase of all or substantially all of the property, assets or business of the Company.

     Date of Grant:         The date on which an Option (see hereinbelow) is
                            granted under the Plan.

     Fair Market Value:     The Fair Market Value of the Option Shares. Such
                            Fair Market Value as of any date shall be reasonably determined by the Board; provided, however, that if there is a public market for the Common Stock, the Fair Market Value of the Option Shares as of any date shall not be less than the closing price for the Common Stock on the last trading day preceding the date of grant; provided, further, that if the Company's shares are not listed on any exchange the Fair Market Value of such shares shall not be less than the average of the means between the bid and asked prices quoted on each such date by any two independent persons or entities making a market for the Common Stock, such persons or entities to be selected by the Board. Fair Market Value shall be determined without regard to any restriction other than a restriction which, by its terms, will never lapse.

     Incentive Stock
     Option: An Option as described in Section 9 hereinbelow intended to qualify under section 422 of the United States Internal Revenue Code of 1986, as amended.

     Insider: Means: (i) every Director or Senior Officer of the Company; (ii) every director or senior officer of a company that is itself an insider or subsidiary of the Company; (iii) any person or company who beneficially owns, directly or indirectly, voting securities of the Company or who exercises control or direction over voting securities of the Company or a combination of both carrying more than 10% of the voting rights attached to all voting securities of the Company for the time being outstanding other than voting securities held by the person or company as underwriter in the course of a distribution; or
                            (iv) the Company where it has purchased, redeemed or otherwise acquired any of its securities, for so long as it holds any of its securities.

     Key Person:            A person designated by the Board upon whose
                            judgment, initiative and efforts the Company or a Related Company may rely, who shall include any Director, Officer, employee or consultant of the Company. A Key Person may include a corporation that is wholly-owned and controlled by a Key Person who is eligible for an Option grant, but in no other case may the Company grant an option to a legal entity other than an individual.

     Option: The rights granted to a Key Person to purchase Common Stock pursuant to the terms and conditions of an Option Agreement (see hereinbelow).

     Option Agreement:      The written agreement (and any amendment or
                            supplement thereto) between the Company and a Key
                            Person designating the terms and conditions of an Option.

     Option Shares:         The shares of Common Stock underlying an Option
                            granted to a Key Person.

     Optionee:              A Key Person who has been granted an Option.

     Related Company:       Any subsidiary or affiliate of the Company or of any
                            subsidiary of the Company. The determination of whether a corporation is a Related Company shall be made without regard to whether the entity or the relationship between the entity and the Company now exists or comes into existence hereafter.

2.   Purpose and Scope.

     (a) The purpose of the Plan is to advance the interests of the Company and its stockholders by affording Key Persons, upon whose judgment, initiative and efforts the Company may rely for the successful conduct of their businesses an opportunity for investment in the Company and the incentive advantages inherent in stock ownership in the Company.

     (b) This Plan authorizes the Board to grant Options to purchase shares of Common Stock to Key Persons selected by the Board while considering criteria such as employment position or other relationship with the Company, duties and responsibilities, ability, productivity, length of service or association, morale, interest in the Company, recommendations by supervisors and other matters.

3.   Administration of the Plan.

     The Plan shall be administered by the Board. The Board shall have the authority granted to it under this section and under each other section of the Plan.

     In accordance with and subject to the provisions of the Plan, the Board is hereby authorized to provide for the granting, vesting, exercise and method of exercise of any Options all on such terms (which may vary between Options and Optionees granted from time to time) as the Board shall determine. In addition, and without limiting the generality of the foregoing, the Board shall select the Optionees and shall determine: (i) the number of shares of Common Stock to be subject to each Option, however, in no event may the maximum number of shares reserved for any one individual exceed 5% of the issued and outstanding share capital of the Company; (ii) the time at which each Option is to be granted;
(iii) the purchase price for the Option Shares; (iv) the Option period; and (v) the manner in which the Option becomes exercisable or terminated. In addition, the Board shall fix such other terms of each Option as it may deem necessary or desirable. The Board may determine the form of Option Agreement to evidence each Option.

     The Board from time to time may adopt such rules and regulations for carrying out the purposes of the Plan as it may deem proper and in the best interests of the Company subject to the rules and policies of any exchange or over-the-counter market which is applicable to the Company.

     The Board may from time to time make such changes in and additions to the Plan as it may deem proper, subject to the prior approval of any exchange or over-the-counter market which is applicable to the Company, and in the best interests of the Company; provided, however, that no such change or addition shall impair any Option previously granted under the Plan. If the shares are not listed on any exchange, then such approval is not necessary.

     Each determination, interpretation or other action made or taken by the Board shall be final, conclusive and binding on all persons, including without limitation, the Company, the stockholders, directors, officers and employees of the Company and the Related Companies, and the Optionees and their respective successors in interest.

     Notwithstanding the foregoing or any other provision contained herein, the Board shall have the right to delegate the administration and operation of this Plan, in whole or in part, to a committee of the Board or to the President of the Company or any other officer of the Company as determined by the Board. Whenever used herein, therefore, "Board" shall be deemed to include any committee or officer to which the Board has, fully or partially, delegated responsibility and/or authority relating to the Plan or the administration and operation of the Plan pursuant to the provisions hereof.

4.   The Common Stock.

     The Board is authorized to appropriate, grant Options, issue and sell for the purposes of the Plan, a total number of shares of the Company's Common Stock not to exceed o {20% of the issued and outstanding shares of Common Stock of the Company as at the date of the adoption of this Plan by the Board}, or the number and kind of shares of Common Stock or other securities which in accordance with
Section 10 shall be substituted for the shares or into which such shares shall be adjusted. In this regard, and subject to the prior disinterested approval of the shareholders of the Company at any duly called meeting of the shareholders of the Company, the total number of shares of the Company's Common Stock which may be reserved for issuance for Options granted and to be granted under this Plan, from time to time, may be increased on an annual basis and to the maximum extent of 20% of the Company's issued and outstanding Common Stock as at the date of notice of any such meeting of the shareholders of the Company whereat such disinterested shareholders' approval is sought and obtained by the Company. All or any unissued shares subject to an Option that for any reason expires or otherwise terminates may again be made subject to Options under the Plan.

5.   Eligibility.

     Options will be granted only to Key Persons. Key Persons may hold more than one Option under the Plan and may hold Options under the Plan and options granted pursuant to other plans or otherwise.

     At no time, however, may Options under the Plan, together with all of the Company's previously established or proposed share compensation arrangements, result, at any time, in:

     (a) the number of Optioned Shares reserved for issuance pursuant to the Plan under Options granted to Insiders exceed 10% of the outstanding shares of Common Stock;

     (b) the issuance to Insiders, within a one-year period, of Options pursuant to the Plan for which the number of Optioned Shares exceed 10% of the outstanding shares of Common Stock; or

     (c) the issuance to any one Insider, and to such Insider's associates, within a one-year period, of Options pursuant to the Plan for which the number of Optioned Shares exceed 5% of the outstanding shares of Common Stock.

     For the purposes of the foregoing restrictions respecting Insiders of the Company, the "outstanding shares of Common Stock" will be determined on the basis of the number of shares of Common Stock that are outstanding immediately prior to the Option grant in issue, excluding shares issued pursuant to share compensation arrangements over the preceding one-year period, and, in addition, an entitlement for Options granted to an Insider prior to such Insider becoming an Insider may be excluded in determining the number of Optioned Shares issuable to all Insiders of the Company.

6.   Option Price and Number of Option Shares.

     The Board shall, at the time an Option is granted under this Plan, fix and determine the exercise price at which Option Shares may be acquired upon the exercise of such Option; provided, however, that any such exercise price shall not be less than that, from time to time, permitted under the rules and policies of any exchange or over-the-counter market which is applicable to the Company.

     The number of Option Shares that may be acquired under an Option granted to an Optionee under this Plan shall be determined by the Board as at the time the Option is granted; provided, however, that the aggregate number of Option Shares reserved for issuance to any one Optionee under this Plan, or any other plan of the Company, shall not exceed 5% of the total number of issued and outstanding Common Stock of the Company.

7.   Duration, Vesting and Exercise of Options.

     (a) The option period shall commence on the Date of Grant and shall be up to 10 years in length subject to the limitations in this Section 7 and the Option Agreement.

     (b) During the lifetime of the Optionee the Option shall be exercisable only by the Optionee. Subject to the limitations in paragraph (a) hereinabove, any Option held by an Optionee at the time of his death may be exercised by his estate within one year of his death or such longer period as the Board may determine.

     (c) The Board may determine whether an Option shall be exercisable at any time during the option period as provided in paragraph (a) of this
          Section 7 or whether the Option shall be exercisable in installments or by vesting only. If the Board determines the latter it shall determine the number of installments or vesting provisions and the percentage of the Option exercisable at each installment or vesting date. In addition, all such installments or vesting shall be cumulative. In this regard the Company will be subject, at all times, to any rules and policies of any exchange or over-the-counter market which is applicable to the Company and respecting any such required installment or vesting provisions for certain or all Optionees.

     (d) In the case of an Optionee who is a director or officer of the Company or a Related Company, if, for any reason (other than death or removal by the Company or a Related Company), the Optionee ceases to serve in that position for either the Company or a Related Company, any option held by the Optionee at the time such position ceases or terminates may, at the sole discretion of the Board, be exercised within up to 90 days after the effective date that his position ceases or terminates (subject to the limitations at paragraph (a) hereinabove), but only to the extent that the option was exercisable according to its terms on the date the Optionee's position ceased or terminated. After such 90-day period any unexercised portion of an Option shall expire.

     (e) In the case of an Optionee who is an employee or consultant of the Company or a Related Company, if, for any reason (other than death or termination for cause by the Company or a Related Company), the Optionee ceases to be employed by either the Company or a Related Company, any option held by the Optionee at the time his employment ceases or terminates may, at the sole discretion of the Board, be exercised within up to 90 days (or up to 30 days where the Optionee provided only investor relations services to the Company or a Related Company) after the effective date that his employment ceased or terminated (that being up to 90 days (or up to 30 days) from the date that, having previously provided to or received from the Company a notice of such cessation or termination, as the case may be, the cessation or termination becomes effective; and subject to the limitations at paragraph (a) hereinabove), but only to the extent that the option was exercisable according to its terms on the date the Optionee's employment ceased or terminated. After such 90-day (or 30-day) period any unexercised portion of an Option shall expire.

     (f) In the case of an Optionee who is an employee or consultant of the Company or a Related Company, if the Optionee's employment by the Company or a Related Company ceases due to the Company's termination of such Optionee's employment for cause, any unexercised portion of any Option held by the Optionee shall immediately expire. For this purpose "cause" shall mean conviction of a felony or continued failure, after notice, by the Optionee to perform fully and adequately the Optionee's duties.

     (g) Neither the selection of any Key Person as an Optionee nor the granting of an Option to any Optionee under this Plan shall confer upon the Optionee any right to continue as a director, officer, employee or consultant of the Company or a Related Company, as the case may be, or be construed as a guarantee that the Optionee will continue as a director, officer, employee or consultant of the Company or a Related Company, as the case may be.

     (h) Each Option shall be exercised in whole or in part by delivering to the office of the Treasurer of the Company written notice of the number of shares with respect to which the Option is to be exercised and by paying in full the purchase price for the Option Shares purchased as set forth in Section 8.

8.   Payment for Option Shares.

     In the case of all Option exercises, the purchase price shall be paid in cash or certified funds upon exercise of the Option.

9.   Incentive Stock Options.

     (a) The Board may, from time to time, and subject to the provisions of this Plan and such other terms and conditions as the Board may prescribe, grant to any Key Person who is an employee eligible to receive Options one or more Incentive Stock Options to purchase the number of shares of Common Stock allotted by the Board.

     (b) The Option price per share of Common Stock deliverable upon the exercise of an Incentive Stock Option shall be no less than the Fair Market Value of a share of Common Stock on the Date of Grant of the Incentive Stock Option.

     (c) The Option term of each Incentive Stock Option shall be determined by the Board and shall be set forth in the Option Agreement, provided that the Option term shall commence no sooner than from the Date of Grant and shall terminate no later than 10 years from the Date of Grant and shall be subject to possible early termination as set forth in Section 7 hereinabove.

10.  Change in Stock, Adjustments, Etc.

     In the event that each of the outstanding shares of Common Stock (other than shares held by dissenting stockholders which are not changed or exchanged) should be changed into, or exchanged for, a different number or kind of shares of stock or other securities of the Company, or, if further changes or exchanges of any stock or other securities into which the Common Stock shall have been changed, or for which it shall have been exchanged, shall be made (whether by reason of merger, consolidation, reorganization, recapitalization, stock dividends, reclassification, split-up, combination of shares or otherwise), then there shall be substituted for each share of Common Stock that is subject to the Plan, the number and kind of shares of stock or other securities into which each outstanding share of Common Stock (other than shares held by dissenting stockholders which are not changed or exchanged) shall be so changed or for which each outstanding share of Common Stock (other than shares held by dissenting stockholders) shall be so changed or for which each such share shall be exchanged. Any securities so substituted shall be subject to similar successive adjustments.

     In the event of any such changes or exchanges, the Board shall determine whether, in order to prevent dilution or enlargement of rights, an adjustment should be made in the number, kind, or option price of the shares or other securities then subject to an Option or Options granted pursuant to the Plan and the Board shall make any such adjustment, and such adjustments shall be made and shall be effective and binding for all purposes of the Plan.

11.  Relationship of Employment.

     Nothing contained in the Plan, or in any Option granted pursuant to the Plan, shall confer upon any Optionee any right with respect to employment by the Company, or interfere in any way with the right of the Company to terminate the Optionee's employment or services at any time.

12.  Non-transferability of Option.

     No Option granted under the Plan shall be transferable by the Optionee, either voluntarily or involuntarily, except by will or the laws of descent and distribution, and any attempt to do so shall be null and void.

13.  Rights as a Stockholder.

     No person shall have any rights as a stockholder with respect to any share covered by an Option until that person shall become the holder of record of such share and, except as provided in Section 10, no adjustments shall be made for dividends or other distributions or other rights as to which there is an earlier record date.

14.  Securities Laws Requirements.

     No Option Shares shall be issued unless and until, in the opinion of the Company, any applicable registration requirements of the United States Securities Act of 1933, as amended, any applicable listing requirements of any securities exchange on which stock of the same class is then listed, and any other requirements of law or of any regulatory bodies having jurisdiction over such issuance and delivery, have been fully complied with. Each Option and each Option Share certificate may be imprinted with legends reflecting federal and state securities laws restrictions and conditions, and the Company may comply therewith and issue "stop transfer" instructions to its transfer agent and registrar in good faith without liability.

15.  Disposition of Shares.

     Each Optionee, as a condition of exercise, shall represent, warrant and agree, in a form of written certificate approved by the Company, as follows: (i) that all Option Shares are being acquired solely for his own account and not on behalf of any other person or entity; (ii) that no Option Shares will be sold or otherwise distributed in violation of the United States Securities Act of 1933, as amended, or any other applicable federal or state securities laws; (iii) that if he is subject to reporting requirements under Section 16(a) of the United States Securities Exchange Act of 1934, as amended, he will (a) furnish the Company with a copy of each Form 4 filed by him and (b) timely file all reports required under the federal securities laws; and (iv) that he will report all sales of Option Shares to the Company in writing on a form prescribed by the Company.

16.  Effective Date of Plan; Termination Date of Plan.

     The Plan shall be deemed effective as of May o, 2002. The Plan shall terminate at midnight on May o, 2012 except as to Options previously granted and outstanding under the Plan at the time. No Options shall be granted after the date on which the Plan terminates. The Plan may be abandoned or terminated at any earlier time by the Board, except with respect to any Options then outstanding under the Plan.

17.  Other Provisions.

     The following provisions are also in effect under the Plan:

     (a) the use of a masculine gender in the Plan shall also include within its meaning the feminine, and the singular may include the plural, and the plural may include the singular, unless the context clearly indicates to the contrary;

     (b)  any expenses of administering the Plan shall be borne by the Company;

     (c) this Plan shall be construed to be in addition to any and all other compensation plans or programs. The adoption of the Plan by the Board shall not be construed as creating any limitations on the power or authority of the Board to adopt such other additional incentive or other compensation arrangements as the Board may deem necessary or desirable; and

     (d) the validity, construction, interpretation, administration and effect of the Plan and of its rules and regulations, and the rights of any and all personnel having or claiming to have an interest therein or thereunder shall be governed by and determined exclusively and solely in accordance with the laws of the State of Nevada, U.S.A..

     This Plan is dated and made effective as approved by the shareholders of the Company on this o day of May, 2002.

                      BY ORDER OF THE BOARD OF DIRECTORS OF
                                  EDUVERSE.COM
                                      Per:

                                 "Grant Atkins"

                                  Grant Atkins
                                  ------------
                            President and a Director

                                  ------------

                        ATTACHMENT A TO STOCK OPTION PLAN

                           STOCK OPTION PLAN AGREEMENT
                              BETWEEN GENEMAX CORP.
                                       AND
                                    OPTIONEE

     THIS STOCK OPTION PLAN AGREEMENT (the "Agreement") is made and entered into to be effective as of the __ day of ___ (the "Date of Grant")

BETWEEN:

     GENEMAX CORP., a company incorporated under the laws of the State of Delaware, U.S.A., and having an executive office and an address for notice and delivery located at Suite 1260, 999 West Hastings Street, Vancouver, British Columbia, V6C 2W2

     (the "Company");

                                                    OF THE FIRST PART
                                                    -----------------

AND:

     _________________, having an address for delivery located at
     _____________________________________________


     (the "Optionee").

                                                   OF THE SECOND PART
                                                   ------------------

     WITNESSETH:


     WHEREAS, effective as of o o, o, the Board of Directors of the Company determined that the Optionee should receive an option to purchase shares of the Company's Common Stock in order to provide the Optionee with an opportunity for investment in the Company and additional incentive to pursue the success of the Company, said option to be for the number of shares, at the price per share and on the terms as set forth in this Agreement;

     AND WHEREAS the Optionee desires to receive an option on the terms and conditions set forth in this Agreement;

     NOW, THEREFORE, the parties to this Agreement agree as follows:

1.   Grant of Option.

     The Company hereby grants to the Optionee, as a matter of separate agreement and not in lieu of salary or any other compensation for service, the right and option (the "Option") to purchase all or any part of an aggregate of o shares of the authorized and unissued U.S. $0.001 par value Common Stock of the Company (collectively the "Option Shares") pursuant to the terms and conditions as set forth in this Agreement.

2.   Option Price.

     At any time when shares are to be purchased pursuant to the Option, the purchase price for each Option Share shall be $o (the "Option Price").

3.   Option Period.

     The option period with respect to all of the Option Shares shall commence from the Date of Grant and shall terminate o years from the Date of Grant, unless terminated earlier as provided in this Agreement. If the Optionee's employment is terminated for any reason other than death or for cause, any options granted to the Optionee which have not been exercised shall terminate immediately or shall terminate, at the sole discretion of the Company, within 30 days after the effective date of such termination and shall be exercisable during such 30-day period only to the extent they were exercisable on the effective date of termination. If the Optionee's employment terminates because of death, the Option may be exercised by the Optionee's estate in full for one year after such death, provided always that payment is tendered within one year after the date of death. If the Optionee's employment is terminated for cause, any unexercised portion of the Option shall immediately expire.

4.   Exercise of Option.

     (a)  The Option may be exercised by delivering to the Company:

          (i) a Notice and Agreement of Exercise of Option (the "Notice and Agreement of Exercise of Option"), substantially in the form attached hereto as Exhibit "A", specifying the number of Option Shares with respect to which the Option is exercised, and

          (ii) full payment of the Option Price for such shares, either in cash or by certified cheque, or a combination thereof.

     (b) Promptly upon receipt of the Notice and Agreement of Exercise of Option and the full payment of the Option Price by the Optionee (including payment or provision for payment of any applicable withholding or similar taxes), the Company shall deliver to the Optionee a properly executed certificate or certificates representing the Option Shares being purchased.

5.   Securities Laws Requirements.

     No Option Shares shall be issued unless and until, in the opinion of the Company, any applicable registration requirements of the United States Securities Act of 1933, as amended (the "Securities Act"), any applicable listing requirements of any securities exchange on which stock of the same class has been listed, and any other requirements of law or any regulatory bodies having jurisdiction over such issuance and delivery have been fully complied with. Pursuant to the terms of the Notice and Agreement of Exercise of Option that shall be delivered to the Company upon each exercise of the Option, the Optionee shall acknowledge, represent, warrant and agree as follows:

     (a) all Option Shares shall be acquired solely for the account of the Optionee for investment purposes only and with no view to their resale or other distribution of any kind;

     (b) no Option Shares shall be sold or otherwise distributed in violation of the Securities Act or any other applicable federal or state securities laws;

     (c) if the Optionee is subject to reporting requirements under Section 16(a) of the United States Securities Exchange Act of 1934, as amended (the "Exchange Act"), the Optionee shall:

          (i) be aware that the grant of the Option to purchase Option Shares is an event that may require reporting on Forms 3, 4 or 5 under
               Section 16(a) of the Exchange Act;

          (ii) be aware that any sale by him or his immediate family of the Company's Common Stock or of any of the Option Shares within six months before or after any grant or exercise of the Option may create liability for him under Section 16(b) of the Exchange Act;

          (iii) consult with his counsel regarding the application of Section 16(b) of the Exchange Act prior to any exercise of the Option, and prior to any sale of the Company's Common Stock or the Option Shares within six months after any grant or exercise of the Option;

          (iv) assist the Company with the filing of the applicable Forms 3, 4 or 5 with the Securities and Exchange Commission; and

          (v) timely file all reports required under the federal securities laws; and

     (d) the Optionee shall report all sales of Option Shares to the Company in writing on a form prescribed by the Company.

     The foregoing restrictions or notice thereof shall be placed on the certificates representing the Option Shares purchased pursuant to the Option and the Company may refuse to issue the certificates or to transfer the shares on its books unless it is satisfied that no violation of such restrictions will occur.

6.   Transferability of Option.

     The Option shall not be transferable except by will or the laws of descent and distribution, and any attempt to do so shall void the Option. During the Optionee's lifetime, the Option is exercisable only by the Optionee.

7.   Adjustment by Stock Split, Stock Dividend, Etc..

     If at any time the Company increases or decreases the number of its outstanding shares of Common Stock, or changes in any way the rights and privileges of such shares, by means of the payment of a stock dividend or the making of any other distribution on such shares payable in its Common Stock, or through a stock split or subdivision of shares, or a consolidation or combination of shares, or through a reclassification or recapitalization involving its Common Stock, the numbers, rights and privileges of the shares of Common Stock included in the Option shall be increased, decreased or changed in like manner as if such shares had been issued and outstanding, fully paid and non-assessable at the time of such occurrence.

8.   Merger or Consolidation.

     (a) Effect of Transaction. Upon the occurrence of any of the following events, if the notice required by paragraph 8(b) hereinbelow has been given, the Option shall automatically terminate and be of no further force or effect whatsoever:

          (i) the merger or consolidation of the Company with one or more other corporations, regardless of which entity survives the transaction;

          (ii) the dissolution or liquidation of the Company;

          (iii) the appointment of a receiver for all, or substantially all, of the Company's assets or business;

          (iv) the appointment of a trustee for the Company after a petition has been filed for the Company's reorganization under applicable statutes; or

          (v) the sale, lease or exchange of all, or substantially all, of the Company's assets and business.

     (b) Notice of Such Occurrence. At least 30 days' prior written notice of any event described in paragraph 8(a) hereinabove, except the transactions described in subparagraphs 8(a)(iii) and (iv) as to which no notice shall be required, shall, at the Company's option, be given by the Company to the Optionee. After receipt of such notice the Optionee may, at any time before the occurrence of the event requiring the giving of notice, exercise the unexercised portion of the Option as to all the shares covered thereby. Such notice shall be deemed to have been given when delivered personally to the Optionee or pursuant to the provisions of paragraph 11 of this Agreement. If no such notice shall be given with respect to a transaction described in subparagraphs 8(a)(i), (ii) or (v), the provisions of paragraph 8(a) shall not apply and the Option shall not terminate upon the occurrence of such transaction.

9.   Common Stock To Be Received Upon Exercise.

     The Optionee understands that the Company is under no obligation to register the Option Shares under the Securities Act, and that, in the absence of any such registration, the Option Shares cannot be sold unless they are sold pursuant to an exemption from registration under the Securities Act. The Company is under no obligation to comply, or to assist the Optionee in complying with, any exemption from such registration requirement, including supplying the Optionee with any information necessary to permit routine sales of the Stock under Rule 144 of the United States Securities and Exchange Commission (the "Rule"). The Optionee also understands that, with respect to the Rule, routine sales of securities made in reliance upon such Rule only can be made in limited amounts in accordance with the terms and condition of the Rule, and that in cases in which the Rule is inapplicable, compliance with either Regulation A or another disclosure exemption under the Securities Act will be required. Thus, the Option Shares will have to be held indefinitely in the absence of registration under the Securities Act or an exemption from registration.

     Furthermore, the Optionee fully understands that the Option Shares have not been registered under the Securities Act and that they will be issued in reliance upon an exemption which is available only if Optionee acquires such shares for investment and not with a view to distribution. The Optionee is familiar with the phrase "acquired for investment and not with a view to distribution" as it relates to the Securities Act and the special meaning given to such term in various releases of the Securities and Exchange Commission.

10.  Privilege Of Ownership.

     The Optionee shall not have any of the rights of a shareholder with respect to the shares covered by the Option except to the extent that one or more certificates for such shares shall be delivered to him upon exercise of the Option.

11.  Notices.

     Any notices required or permitted to be given under this Agreement shall be in writing and they shall be deemed to be given upon receipt by sender or sender's return receipt for acknowledgment of delivery of said notice by postage prepaid registered mail. Such notice shall be addressed to the party to be notified as shown below:

          The Company:      GeneMax Corp.
                            Suite 400, 1681 Chestnut Street
                            Vancouver, British Columbia
                            V6J 4M6; and

          The Optionee:     At the address listed below his name on the front
                            page of this Agreement.

     Any party may change its address for purposes of this paragraph by giving the other party written notice of the new address in the manner set forth above.

12.  General Provisions.

     (a) Amendments. This Agreement may not be amended nor may any rights hereunder be waived except by an instrument in writing signed by the party sought to be charged with such amendment or waiver.

     (b) Proper Law. This Agreement shall be construed in accordance with, and governed by, the laws of the State of Nevada, U.S.A.

     (c)  Time of the Essence. Time shall be of the essence of this Agreement.

     (d) Gender. All pronouns contained herein and any variations thereof shall be deemed to refer to the masculine, feminine or neuter, singular or plural as the identity of the parties hereto may require.

     (e) Entire Agreement. The provisions contained herein constitute the entire agreement between the parties hereto and supersede all previous understandings and agreements with respect to the granting of the within Option.

     (f) Enurement. This Agreement shall enure to the benefit of and bind the parties hereto and shall, to the extent hereinbefore provided, enure to the parties' respective heirs, executors, successors, administrators and assigns.

     (g) Approvals. This Agreement is or may be subject to the prior approval of all regulatory authorities having jurisdiction over the Company where required by the laws, regulations and by-laws to which the Company is subject, and, where not already obtained, is or may be subject, prior to exercise of the Option, to the approval by the shareholders of the Company to the granting of options in the capital stock of the Company.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement to be effective as of the day and year first above written.

The CORPORATE SEAL of                       )
GENEMAX CORP.                               )
-------------
was hereunto affixed in                     )
the presence of:                            )
                                            )
                                            )            (C/S)
--------------------------------------------
Authorized Signatory                        )
                                            )
                                            )
Authorized Signatory                        )

SIGNED, SEALED and DELIVERED by             )
                                            )
--------------------------------------------
in the presence of:                         )
                                            )
                                            )
Witness Signature                           )
                                            -----------------------------------
                                            )          {OPTIONEE}
                                                       ----------
                                            )
Witness Address                             )
                                            )
                                            )
Witness Name and Occupation                 )

                                    EXHIBIT A

                              TO THE GENEMAX CORP.
                           STOCK OPTION PLAN AGREEMENT

                   NOTICE AND AGREEMENT OF EXERCISE OF OPTION


     I hereby exercise my GeneMax Corp. Stock Option dated o o, o as to _______________ shares of GeneMax Corp. Common Stock (each an "Option Share").

     Enclosed are the documents and payment specified in Paragraph 4 of my Option Agreement.

     I understand that no Option Shares will be issued unless and until, in the opinion of GeneMax Corp. (the "Company"), any applicable registration requirements of the Securities Act of 1933, as amended (the "Securities Act"), exchange on which stock of the same class is then listed, and any other requirements of law or any regulatory bodies having jurisdiction over such issuance and delivery, shall have been fully complied with. I hereby acknowledge, represent, warrant and agree, to and with the Company as follows:

     (a) the Option Shares I am purchasing are being acquired for my own account for investment purposes only and with no view to their resale or other distribution of any kind, and no other person (except, if I am married, my spouse) will own any interest therein;

     (b) I will not sell or dispose of my Option Shares in violation of the Securities Act, or any other applicable federal or state securities laws;

     (c) if and so long as I am subject to reporting requirements under Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") I recognize that any sale by me or my immediate family of the Company's U.S. $0.001 par value Common Stock within six months before or after any grant or exercise of my stock option may create liability for me under Section 16(b) of the Exchange Act ("Section 16(b)");

     (d) I have consulted with my counsel regarding the application of Section 16(b) to this exercise of my stock option;

     (e) I will consult with my counsel regarding the application of Section 16(b) before I make any sale of the Company's U.S. $0.001 par value Common Stock, including the Option Shares, within six months after the date of this Agreement;

     (f) I will report all sales of Option Shares to the Company in writing on a form prescribed by the Company;

     (g) I will assist the Company in the filing of and will timely file all reports that I may be required to file under the federal securities laws; and

     (h) I agree that the Company may, without liability for its good faith actions, place legend restrictions upon my Option Shares and issue "stop transfer" instructions requiring compliance with applicable securities laws and the terms of my stock option.

     The number of Option Shares specified above are to be issued in the following registration:


--------------------------------              ----------------------------------
(Print Optionee's Name)                       (Optionee's Signature)


--------------------------------              ----------------------------------
(Optionee - Print Name of spouse
if you wish joint registration)               ----------------------------------
                                              (Address)

                        ATTACHMENT B TO STOCK OPTION PLAN

                      INCENTIVE STOCK OPTION PLAN AGREEMENT
                              BETWEEN GENEMAX CORP.
                                       AND
                                    OPTIONEE

     THIS INCENTIVE STOCK OPTION PLAN AGREEMENT (the "Agreement") is made and entered into to be effective as of the o day of o, o (the "Date of Grant").

BETWEEN:

     GENEMAX CORP., a company incorporated under the laws of the State of Nevada, U.S.A., and having an executive office and an address for notice and delivery located at Suite 400, 1681 Chestnut Street, Vancouver, British Columbia, V6J 4M6 (the "Company");

                                                         OF THE FIRST PART
                                                         -----------------

AND:

     _______________________, having an address for delivery located at

     _______________________________ (the "Optionee").

                                                         OF THE SECOND PART
                                                         ------------------

     WITNESSETH:

     WHEREAS, effective as of o o, o, the Board of Directors of the Company determined that the Optionee should receive an option to purchase shares of the Company's Common Stock in order to provide the Optionee with an opportunity for investment in the Company and additional incentive to pursue the success of the Company, said option to be for the number of shares, at the price per share and on the terms as set forth in this Agreement;

     AND WHEREAS the Optionee desires to receive an option on the terms and conditions set forth in this Agreement;

     NOW, THEREFORE, the parties to this Agreement agree as follows:

1.   Grant of Option.

     The Company hereby grants to the Optionee, as a matter of separate agreement and not in lieu of salary or any other compensation for service, the right and option (the "Option") to purchase all or any part of an aggregate of o shares of the authorized and unissued U.S. $0.001 par value Common Stock of the Company (collectively the "Option Shares") pursuant to the terms and conditions as set forth in this Agreement.

2.   Option Price.

     At any time when shares are to be purchased pursuant to the Option, the purchase price for each Option Share shall be $o (the "Option Price").

3.   Option Period.

     The option period with respect to all of the Option Shares shall commence from the Date of Grant and shall terminate o years from the Date of Grant, unless terminated earlier as provided in this Agreement. If the Optionee's employment is terminated for any reason other than death or for cause, any options granted to the Optionee which have not been exercised shall terminate immediately or shall terminate, at the sole discretion of the Company, within 30 days after the effective date of such termination and shall be exercisable during such 30-day period only to the extent they were exercisable on the effective date of termination. If the Optionee's employment terminates because of death, the Option may be exercised by the Optionee's estate in full for one year after such death, provided always that payment is tendered within one year after the date of death. If the Optionee's employment is terminated for cause, any unexercised portion of the Option shall immediately expire.

4.   Exercise of Option.

     (a)  The Option may be exercised by delivering to the Company:

          (i) a Notice and Agreement of Exercise of Option (the "Notice and Agreement of Exercise of Option"), substantially in the form attached hereto as Exhibit "A", specifying the number of Option Shares with respect to which the Option is exercised, and

          (ii) full payment of the Option Price for such shares, either in cash or by certified cheque, or a combination thereof.

     (b) Promptly upon receipt of the Notice and Agreement of Exercise of Option and the full payment of the Option Price by the Optionee (including payment or provision for payment of any applicable withholding or similar taxes), the Company shall deliver to the Optionee a properly executed certificate or certificates representing the Option Shares being purchased.

5.   Securities Laws Requirements.

     No Option Shares shall be issued unless and until, in the opinion of the Company, any applicable registration requirements of the United States Securities Act of 1933, as amended (the "Securities Act"), any applicable listing requirements of any securities exchange on which stock of the same class has been listed, and any other requirements of law or any regulatory bodies having jurisdiction over such issuance and delivery have been fully complied with. Pursuant to the terms of the Notice and Agreement of Exercise of Option that shall be delivered to the Company upon each exercise of the Option, the Optionee shall acknowledge, represent, warrant and agree as follows:

     (a) all Option Shares shall be acquired solely for the account of the Optionee for investment purposes only and with no view to their resale or other distribution of any kind;

     (b) no Option Shares shall be sold or otherwise distributed in violation of the Securities Act or any other applicable federal or state securities laws;

     (c) if the Optionee is subject to reporting requirements under Section 16(a) of the United States Securities Exchange Act of 1934, as amended (the "Exchange Act"), the Optionee shall:

          (i) be aware that the grant of the Option to purchase Option Shares is an event that may require reporting on Forms 3, 4 or 5 under
               Section 16(a) of the Exchange Act;

          (ii) be aware that any sale by him or his immediate family of the Company's Common Stock or of any of the Option Shares within six months before or after any grant or exercise of the Option may create liability for him under Section 16(b) of the Exchange Act;

          (iii) consult with his counsel regarding the application of Section 16(b) of the Exchange Act prior to any exercise of the Option, and prior to any sale of the Company's Common Stock or the Option Shares within six months after any grant or exercise of the Option;

          (iv) assist the Company with the filing of the applicable Forms 3, 4 or 5 with the Securities and Exchange Commission; and

          (v) timely file all reports required under the federal securities laws; and

     (d) the Optionee shall report all sales of Option Shares to the Company in writing on a form prescribed by the Company.

     The foregoing restrictions or notice thereof shall be placed on the certificates representing the Option Shares purchased pursuant to the Option and the Company may refuse to issue the certificates or to transfer the shares on its books unless it is satisfied that no violation of such restrictions will occur.

6.   Transferability of Option.

     The Option shall not be transferable except by will or the laws of descent and distribution, and any attempt to do so shall void the Option. During the Optionee's lifetime, the Option is exercisable only by the Optionee.

7.   Adjustment by Stock Split, Stock Dividend, Etc..

     If at any time the Company increases or decreases the number of its outstanding shares of Common Stock, or changes in any way the rights and privileges of such shares, by means of the payment of a stock dividend or the making of any other distribution on such shares payable in its Common Stock, or through a stock split or subdivision of shares, or a consolidation or combination of shares, or through a reclassification or recapitalization involving its Common Stock, the numbers, rights and privileges of the shares of Common Stock included in the Option shall be increased, decreased or changed in like manner as if such shares had been issued and outstanding, fully paid and non-assessable at the time of such occurrence.

8.   Merger of Consolidation.

     (a) Effect of Transaction. Upon the occurrence of any of the following events, if the notice required by paragraph 8(b) hereinbelow has been given, the Option shall automatically terminate and be of no further force or effect whatsoever:

          (i) the merger or consolidation of the Company with one or more other corporations, regardless of which entity survives the transaction;

          (ii) the dissolution or liquidation of the Company;

          (iii) the appointment of a receiver for all, or substantially all, of the Company's assets or business;

          (iv) the appointment of a trustee for the Company after a petition has been filed for the Company's reorganization under applicable statutes; or

          (v) the sale, lease or exchange of all, or substantially all, of the Company's assets and business.

     (b) Notice of Such Occurrence. At least 30 days' prior written notice of any event described in paragraph 8(a) hereinabove, except the transactions described in subparagraphs 8(a)(iii) and (iv) as to which no notice shall be required, shall, at the Company's option, be given by the Company to the Optionee. After receipt of such notice the Optionee may, at any time before the occurrence of the event requiring the giving of notice, exercise the unexercised portion of the Option as to all the shares covered thereby. Such notice shall be deemed to have been given when delivered personally to the Optionee or pursuant to the provisions of paragraph 11 of this Agreement. If no such notice shall be given with respect to a transaction described in subparagraphs 8(a)(i), (ii) or (v), the provisions of paragraph 8(a) shall not apply and the Option shall not terminate upon the occurrence of such transaction.

9.   Common Stock To Be Received Upon Exercise.

     The Optionee understands that the Company is under no obligation to register the Option Shares under the Securities Act, and that, in the absence of any such registration, the Option Shares cannot be sold unless they are sold pursuant to an exemption from registration under the Securities Act. The Company is under no obligation to comply, or to assist the Optionee in complying with, any exemption from such registration requirement, including supplying the Optionee with any information necessary to permit routine sales of the Stock under Rule 144 of the United States Securities and Exchange Commission (the "Rule"). The Optionee also understands that, with respect to the Rule, routine sales of securities made in reliance upon such Rule only can be made in limited amounts in accordance with the terms and condition of the Rule, and that in cases in which the Rule is inapplicable, compliance with either Regulation A or another disclosure exemption under the Securities Act will be required. Thus, the Option Shares will have to be held indefinitely in the absence of registration under the Securities Act or an exemption from registration.

     Furthermore, the Optionee fully understands that the Option Shares have not been registered under the Securities Act and that they will be issued in reliance upon an exemption which is available only if Optionee acquires such shares for investment and not with a view to distribution. The Optionee is familiar with the phrase "acquired for investment and not with a view to distribution" as it relates to the Securities Act and the special meaning given to such term in various releases of the Securities and Exchange Commission.

10.  Privilege Of Ownership.

     The Optionee shall not have any of the rights of a shareholder with respect to the shares covered by the Option except to the extent that one or more certificates for such shares shall be delivered to him upon exercise of the Option.

11.  Notices.

     Any notices required or permitted to be given under this Agreement shall be in writing and they shall be deemed to be given upon receipt by sender or sender's return receipt for acknowledgment of delivery of said notice by postage prepaid registered mail. Such notice shall be addressed to the party to be notified as shown below:

          The Company:      GeneMax Corp.
                            Suite 400, 1681 Chestnut Street
                            Vancouver, British Columbia
                            V6J 4M6; and

          The Optionee:     At the address listed below his name on the front
                            page of this Agreement.

     Any party may change its address for purposes of this paragraph by giving the other party written notice of the new address in the manner set forth above.

12.  General Provisions.

     (a) Amendments. This Agreement may not be amended nor may any rights hereunder be waived except by an instrument in writing signed by the party sought to be charged with such amendment or waiver.

     (b) Proper Law. This Agreement shall be construed in accordance with, and governed by, the laws of the State of Nevada, U.S.A.

     (c)  Time of the Essence. Time shall be of the essence of this Agreement.

     (d) Gender. All pronouns contained herein and any variations thereof shall be deemed to refer to the masculine, feminine or neuter, singular or plural as the identity of the parties hereto may require.

     (e) Entire Agreement. The provisions contained herein constitute the entire agreement between the parties hereto and supersede all previous understandings and agreements with respect to the granting of the within Option.

     (f) Enurement. This Agreement shall enure to the benefit of and bind the parties hereto and shall, to the extent hereinbefore provided, enure to the parties' respective heirs, executors, successors, administrators and assigns.

     (g) Approvals. This Agreement is or may be subject to the prior approval of all regulatory authorities having jurisdiction over the Company where required by the laws, regulations and by-laws to which the Company is subject, and, where not already obtained, is or may be subject, prior to exercise of the Option, to the approval by the shareholders of the Company to the granting of options in the capital stock of the Company.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement to be effective as of the day and year first above written.

The CORPORATE SEAL of                       )
GENEMAX CORP.                               )
-------------
was hereunto affixed in                     )
the presence of:                            )
                                            )
                                            )            (C/S)
--------------------------------------------
Authorized Signatory                        )
                                            )
                                            )
Authorized Signatory                        )

SIGNED, SEALED and DELIVERED by             )
                                            )
--------------------------------------------
in the presence of:                         )
                                            )
                                            )
Witness Signature                           )
                                            -----------------------------------
                                            )           {OPTIONEE}
                                                        ----------
                                            )
Witness Address                             )
                                            )
                                            )
Witness Name and Occupation                 )

                                    EXHIBIT A

                              TO THE GENEMAX CORP.
                      INCENTIVE STOCK OPTION PLAN AGREEMENT

                   NOTICE AND AGREEMENT OF EXERCISE OF OPTION

     I hereby exercise my GeneMax Corp. Stock Option dated o o, o as to _______________ shares of GeneMax Corp. Common Stock (each an "Option Share").

     Enclosed are the documents and payment specified in Paragraph 4 of my Option Agreement.

     I understand that no Option Shares will be issued unless and until, in the opinion of GeneMax Corp. (the "Company"), any applicable registration requirements of the Securities Act of 1933, as amended (the "Securities Act"), exchange on which stock of the same class is then listed, and any other requirements of law or any regulatory bodies having jurisdiction over such issuance and delivery, shall have been fully complied with. I hereby acknowledge, represent, warrant and agree, to and with the Company as follows:

     (a) the Option Shares I am purchasing are being acquired for my own account for investment purposes only and with no view to their resale or other distribution of any kind, and no other person (except, if I am married, my spouse) will own any interest therein;

     (b) I will not sell or dispose of my Option Shares in violation of the Securities Act, or any other applicable federal or state securities laws;

     (c) if and so long as I am subject to reporting requirements under Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") I recognize that any sale by me or my immediate family of the Company's U.S. $0.001 par value Common Stock within six months before or after any grant or exercise of my stock option may create liability for me under Section 16(b) of the Exchange Act ("Section 16(b)");

     (d) I have consulted with my counsel regarding the application of Section 16(b) to this exercise of my stock option;

     (e) I will consult with my counsel regarding the application of Section 16(b) before I make any sale of the Company's U.S. $0.001 par value Common Stock, including the Option Shares, within six months after the date of this Agreement;

     (f) I will report all sales of Option Shares to the Company in writing on a form prescribed by the Company;

     (g) I will assist the Company in the filing of and will timely file all reports that I may be required to file under the federal securities laws; and

     (h) I agree that the Company may, without liability for its good faith actions, place legend restrictions upon my Option Shares and issue "stop transfer" instructions requiring compliance with applicable securities laws and the terms of my stock option.

     The number of Option Shares specified above are to be issued in the following registration:


--------------------------------               ---------------------------------
(Print Optionee's Name)                        (Optionee's Signature)


--------------------------------               ---------------------------------
(Optionee - Print Name of spouse
if you wish joint registration)                ---------------------------------
                                               (Address)

                      ATTACHMENT C TO THE STOCK OPTION PLAN

                       VESTING STOCK OPTION PLAN AGREEMENT
                                     BETWEEN
                                  GENEMAX CORP.
                                       AND
                                    OPTIONEE

     THIS VESTING STOCK OPTION PLAN AGREEMENT (the "Agreement") is made and entered into to be effective as of the o day of o, o (the "Date of Grant").

BETWEEN:

     GENEMAX CORP., a company incorporated under the laws of the State of Delaware, U.S.A., and having an executive office and an address for notice and delivery located at Suite 1260, 999 West Hastings Street, Vancouver, British Columbia, V6C 2W2 (the "Company");

                                                         OF THE FIRST PART
                                                         -----------------

AND:

     ____________________, having an address for delivery located at
     ________________________________________________ (the "Optionee").

                                                         OF THE SECOND PART
                                                         ------------------

witnesseth:

     WHEREAS, effective as of o o, o, the Board of Directors of the Company determined that the Optionee should receive an option to purchase shares of the Company's Common Stock in order to provide the Optionee with an opportunity for investment in the Company and additional incentive to pursue the success of the Company, said option to be for the number of shares, at the price per share and on the terms as set forth in this Agreement;

     AND WHEREAS the Optionee desires to receive an option on the terms and conditions set forth in this Agreement;

     NOW, THEREFORE, the parties to this Agreement agree as follows:

1.   Grant of Option.

     The Company hereby grants to the Optionee, as a matter of separate agreement and not in lieu of salary or any other compensation for service, the right and option (the "Option") to purchase all or any part of an aggregate of o shares of the authorized and unissued U.S. $0.001 par value Common Stock of the Company (collectively the "Option Shares") pursuant to the terms and conditions as set forth in this Agreement.

2.   Option Price.

     At any time when shares are to be purchased pursuant to the Option, the purchase price for each Option Share shall be $o (the "Option Price").

3.   Option Period and vesting provisions.

     Option Period. The option period with respect to all of the Option Shares shall commence from the Date of Grant and shall terminate o years from the Date of Grant (such period in time being the "Option Period"), unless terminated earlier as provided in this Agreement.

     Earlier termination of Option. If the Optionee's employment is terminated during the Option Period for any reason, other than death or for cause, any Options granted to the Optionee which have not been exercised shall terminate immediately or shall terminate, at the sole discretion of the Company, within o days after the effective date of such termination and shall be exercisable during such o-day period only to the extent they were exercisable on the effective date of termination. If the Optionee's employment terminates during the Option Period because of death, the Option may be exercised by the Optionee's estate in full for one year after such death; provided always, that payment is tendered within one year after the date of death. If the Optionee's employment is terminated for cause during the Option Period, any unexercised portion of the Option shall immediately expire. In addition, the Optionee also acknowledges and agrees that the Option will cease to vest immediately upon termination of employment or directorship or officership, as the case may be.

     Vesting. In addition to and subject to the foregoing and the following paragraph, it is hereby acknowledged and agreed that the within Option to acquire Option Shares during the Option Period shall only vest in equal monthly proportions over a period of o months from the Date of Grant; with the first such proportion (that being 1/o) of the Option vesting on the day which is one month from the Date of Grant and with the remaining monthly proportions of the Option vesting on the same day of the month for each of the ensuing o months therefrom.

     Accelerated vesting. Furthermore, and in addition to and subject to the foregoing, it is hereby also acknowledged and agreed that, in the event of a "Change in Control" of the Company, the within Option to acquire Option Shares during the Option Period shall vest immediately and in priority to any other vesting provision contained in this Agreement. In this regard Change in Control means, in relation to the within Option, the occurrence of any of the following events:

     (a) the acquisition, whether direct or indirect, of voting shares of the Company or a subsidiary of the Company in excess of 20% of the issued and outstanding voting shares of the Company or the aforesaid subsidiary of the Company by a person, or group of persons acting in concert, other than through an employee share purchase plan or employee share ownership plan and other than by persons who are, or who are controlled by, the existing shareholders of the Company;

     (b) the acquisition, whether direct or indirect, of voting shares of a subsidiary of the Company in excess of 20% of the issued and outstanding voting shares of that subsidiary of the Company by a person, or group of persons acting in concert, other than through an employee share purchase plan or employee share ownership plan and other than by the Company or persons who are controlled by the Company, or by persons who are, or who are controlled by, the existing shareholders of the Company;

     (c) any change or changes in the composition of the Board of Directors of the Company (the "Board") such that less than a majority of the Board continues to consist of Directors who are continuing Directors (each a "Continuing Director"). In this regard Continuing Director means an individual who is a member of the Board as of the Date of Grant, or who becomes a member of the Board subsequent to the Date of Grant with the approval of a majority of the Directors who were Continuing Directors as of the Date of Grant;

     (d) a merger of the voting shares of the Company or a subsidiary of the Company where the voting shares of the resulting merged company are owned or controlled by shareholders of whom more than 20% are not the same as the shareholders of the Company immediately prior to the merger; or

     (e) a sale by the Company, or by a subsidiary of the Company, of substantially all of the assets of the Company or the subsidiary of the Company to an entity that is not controlled by either the shareholders of the Company or by the Company.

4.   Exercise of Option.

     (a)  The Option may be exercised:

          (i) if a stock option administration platform (the "SOAP") has been implemented and adopted by the Company and is in operation at the time of exercise, by employing the procedures specified by the Company for the exercise of the Option in accordance with the SOAP; in which case the provisions of the "Notice and Agreement of Exercise of Option" (the "Notice and Agreement of Exercise of Option"); being substantially in the form attached hereto as Exhibit "A"; shall be deemed to apply as if executed and delivered at that time by the Optionee to the Company and for the specified number of Option Shares with respect to which the Option is exercised; or

          (i) if no SOAP has been implemented and adopted by the Company or is not in operation at the time of exercise, by delivering to the Company a Notice and Agreement of Exercise of Option; substantially in the form attached hereto as Exhibit "A"; specifying the number of Option Shares with respect to which the Option is exercised; and

          (ii) by delivering to the Company full payment of the Option Price for such Option Shares, either in cash or by certified cheque, or a combination thereof.

     (b) Promptly upon the receipt or deemed receipt of the Notice and Agreement of Exercise of Option and the full payment of the Option Price by the Optionee (including payment or provision for payment of any applicable withholding or similar taxes), the Company shall deliver to the Optionee a properly executed certificate or certificates representing the Option Shares being purchased.

5.   Transferability of Option.

     The Option and this Agreement shall not be transferable or assignable except by will or the laws of descent and distribution, and any attempt to do so shall void the Option. During the Optionee's lifetime the Option is exercisable only by the Optionee.

6.   Adjustment by stock split, stock dividend, etc..

     If at any time the Company increases or decreases the number of its outstanding common shares of common stock, or changes in any way the rights and privileges of such shares, by means of the payment of a stock dividend or the making of any other distribution on such shares payable in its common stock, or through a stock split or subdivision of shares, or a consolidation or combination of shares, or through a reclassification or recapitalization involving its common stock, the numbers, rights and privileges of the Option Shares of common stock included in the Option shall be increased, decreased or changed in like manner as if such Option Shares had been issued and outstanding, fully paid and non-assessable at the time of such occurrence.

7.   Effect of merger, dissolution, receiver or sale of assets.

     (a) Effect of transaction. Unless prior written notice is provided in accordance with paragraph 7(b) hereinbelow, upon the occurrence of any of the following events the Option shall automatically terminate and be of no further force or effect whatsoever:

          (i) the merger or consolidation of the Company with one or more other corporations, regardless of which entity survives the transaction;

          (ii) the dissolution or liquidation of the Company;

          (iii) the appointment of a receiver for all, or substantially all, of the Company's assets or business;

          (iv) the appointment of a trustee for the Company after a petition has been filed for the Company's reorganization under applicable statutes; or

          (v) the sale, lease or exchange of all, or substantially all, of the Company's assets and business.

     (b) Notice of such occurrence. Except for the transactions described in subparagraphs 7(a)(i), 7(a)(ii) and 7(a)(iii) hereinabove for which no notice may be provided, at least 30 calendar days' prior written notice of an event described in subparagraphs 7(a)(iv) and 7(a)(v) hereinabove may, at the Company's sole option, be given by the Company to the Optionee. After receipt of any such notice the Optionee may, at any time before the occurrence of the event allowing the giving of such notice, exercise the vested and unexercised portion of the Option as to all the vested Option Shares covered thereby. Such notice shall be deemed to have been given when delivered personally to the Optionee or pursuant to the provisions of paragraph 11 of this Agreement. If no such notice shall be given with respect to a transaction described in subparagraphs 7(a)(iv) and 7(a)(v) hereinabove, the provisions of paragraph 7(a) shall continue to apply and the Option shall then automatically terminate and be of no further force or effect whatsoever.

8.   Securities laws requirements and obligations.

     The Optionee understands that no Option Shares may be issued by the Company unless and until, in the opinion of the Company, any applicable exemption requirements of the United States Securities Act of 1933, as amended (the "U.S. Act"), any applicable listing requirements of any securities exchange on which stock of the same class has been listed and any other requirements of law or any regulatory bodies having jurisdiction over such issuance and delivery have been fully complied with. In addition, and pursuant to the terms of the Notice and Agreement of Exercise of Option that shall be delivered or deemed to be delivered to the Company upon each exercise of the Option, it is hereby also understood that the Optionee shall, thereby, acknowledge, represent, warrant and agree as follows:

     (a) all Option Shares shall be acquired solely for the account of the Optionee for investment purposes only and with no view to their resale or other distribution of any kind;

     (b) no Option Shares shall be sold or otherwise distributed in violation of the U.S. Act or any other applicable securities laws;

     (c) if the Optionee is subject to reporting requirements under Section 16(a) of the United States Securities Exchange Act of 1934, as amended (the "Exchange Act"), the Optionee shall:

          (i) be aware that the grant of the Option to purchase Option Shares is an event that may require reporting on Forms 3, 4 or 5 under
               Section 16(a) of the Exchange Act;

          (ii) be aware that any sale by the Optionee or by the Optionee's immediate family of the Company's common stock or of any of the Option Shares within six months before or after any grant or exercise of the Option may create liability for the Optionee under Section 16(b) of the Exchange Act;

          (iii) consult with the Optionee's counsel regarding the application of
               Section 16(b) of the Exchange Act prior to any exercise of the Option, and prior to any sale of the Company's common stock or the Option Shares within six months after any grant or exercise of the Option;

          (iv) assist the Company with the filing of the applicable Forms 3, 4 or 5 with the United States Securities and Exchange Commission;

          (v) timely file all reports required under all applicable securities laws; and

     (d) the Optionee shall report all sales of Option Shares to the Company in writing on a form prescribed by the Company.

     The foregoing restrictions or notice thereof shall be placed on the certificates representing the Option Shares purchased pursuant to the Option and the Company may refuse to issue the certificates or to transfer the Option Shares on its books unless it is satisfied that no violation of such restrictions will occur.

     The Optionee also understands that the Company is under no obligation to register the Option Shares under the U.S. Act and that, in the absence of any such registration, the Option Shares cannot be sold unless they are sold pursuant to an exemption from registration under the U.S. Act. The Company is under no obligation to comply, or to assist the Optionee in complying with, any exemption from such registration requirement, including supplying the Optionee with any information necessary to permit routine sales of stock under "Rule 144" of the United States Securities and Exchange Commission (the "Rule"). The Optionee also understands that, with respect to the Rule, routine sales of securities made in reliance upon such Rule only can be made in limited amounts in accordance with the terms and condition of the Rule, and that in cases in which the Rule is inapplicable, compliance with either Regulation A or another disclosure exemption under the U.S. Act will be required. Thus, the Option Shares will have to be held indefinitely in the absence of registration under the U.S. Act or an exemption from registration.

     Furthermore, the Optionee fully understands that the Option Shares have not been registered under the U.S. Act and that they will be issued in reliance upon an exemption which is available only if the Optionee acquires such Option Shares for investment and not with a view to distribution. The Optionee is familiar with the phrase "acquired for investment and not with a view to distribution" as it relates to the U.S. Act and the special meaning given to such term in various releases of the United States Securities and Exchange Commission.

9.   Privilege Of Ownership.

     The Optionee shall not have any of the rights of a shareholder with respect to the shares covered by the Option except to the extent that one or more certificates for such shares shall be delivered to him upon exercise of the Option.

10.  Notices.

     Any notices required or permitted to be given under this Agreement shall be in writing and they shall be deemed to be given upon receipt by sender or sender's return receipt for acknowledgment of delivery of said notice by postage prepaid registered mail. Such notice shall be addressed to the party to be notified as shown below:

          The Company:      GeneMax Corp.
                            Suite 400, 1681 Chestnut Street
                            Vancouver, British Columbia
                            V6J 4M6; and

          The Optionee:     At the address listed below his name on the front
                            page of this Agreement.

     Any party may change its address for purposes of this paragraph by giving the other party written notice of the new address in the manner set forth above.

11.  General Provisions.

     (a) Amendments. This Agreement may not be amended nor may any rights hereunder be waived except by an instrument in writing signed by the party sought to be charged with such amendment or waiver.

     (b) Proper Law. This Agreement shall be construed in accordance with, and governed by, the laws of the State of Nevada, U.S.A.

     (c)  Time of the Essence. Time shall be of the essence of this Agreement.

     (d) Gender. All pronouns contained herein and any variations thereof shall be deemed to refer to the masculine, feminine or neuter, singular or plural as the identity of the parties hereto may require.

     (e) Entire Agreement. The provisions contained herein constitute the entire agreement between the parties hereto and supersede all previous understandings and agreements with respect to the granting of the within Option.

     (f) Enurement. This Agreement shall enure to the benefit of and bind the parties hereto and shall, to the extent hereinbefore provided, enure to the parties' respective heirs, executors, successors, administrators and assigns.

     (g) Approvals. This Agreement is or may be subject to the prior approval of all regulatory authorities having jurisdiction over the Company where required by the laws, regulations and by-laws to which the Company is subject, and, where not already obtained, is or may be subject, prior to exercise of the Option, to the approval by the shareholders of the Company to the granting of options in the capital stock of the Company.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement to be effective as of the day and year first above written.

The CORPORATE SEAL of                       )
GENEMAX CORP.                               )
-------------
was hereunto affixed in                     )
the presence of:                            )
                                            )
                                            )            (C/S)
--------------------------------------------
Authorized Signatory                        )
                                            )
                                            )
Authorized Signatory                        )

SIGNED, SEALED and DELIVERED by             )
                                            )
--------------------------------------------
in the presence of:                         )
                                            )
                                            )
Witness Signature                           )
                                            ------------------------------------
                                            )            {OPTIONEE}
                                                         ----------
                                            )
Witness Address                             )
                                            )
                                            )
Witness Name and Occupation                 )

                                    EXHIBIT A

                              TO THE GENEMAX CORP.
                       VESTING STOCK OPTION PLAN AGREEMENT

                   NOTICE AND AGREEMENT OF EXERCISE OF OPTION

     I hereby exercise my GeneMax Corp. Stock Option dated o o, o as to _______________ shares of GeneMax Corp. Common Stock (each an "Option Share").

     Enclosed are the documents and payment specified in Paragraph 4 of my Option Agreement.

     I understand that no Option Shares will be issued unless and until, in the opinion of GeneMax Corp. (the "Company"), any applicable registration requirements of the Securities Act of 1933, as amended (the "Securities Act"), exchange on which stock of the same class is then listed, and any other requirements of law or any regulatory bodies having jurisdiction over such issuance and delivery, shall have been fully complied with. I hereby acknowledge, represent, warrant and agree, to and with the Company as follows:

     (a) the Option Shares I am purchasing are being acquired for my own account for investment purposes only and with no view to their resale or other distribution of any kind, and no other person (except, if I am married, my spouse) will own any interest therein;

     (b) I will not sell or dispose of my Option Shares in violation of the Securities Act, or any other applicable federal or state securities laws;

     (c) if and so long as I am subject to reporting requirements under Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") I recognize that any sale by me or my immediate family of the Company's U.S. $0.001 par value Common Stock within six months before or after any grant or exercise of my stock option may create liability for me under Section 16(b) of the Exchange Act ("Section 16(b)");

     (d) I have consulted with my counsel regarding the application of Section 16(b) to this exercise of my stock option;

     (e) I will consult with my counsel regarding the application of Section 16(b) before I make any sale of the Company's U.S. $0.001 par value Common Stock, including the Option Shares, within six months after the date of this Agreement;

     (f) I will report all sales of Option Shares to the Company in writing on a form prescribed by the Company;

     (g) I will assist the Company in the filing of and will timely file all reports that I may be required to file under the federal securities laws; and

     (h) I agree that the Company may, without liability for its good faith actions, place legend restrictions upon my Option Shares and issue "stop transfer" instructions requiring compliance with applicable securities laws and the terms of my stock option.

     The number of Option Shares specified above are to be issued in the following registration:

--------------------------------             -----------------------------------
(Print Optionee's Name)                      (Optionee's Signature)


--------------------------------             -----------------------------------
(Optionee - Print Name of spouse
if you wish joint registration)              -----------------------------------
                                             (Address)